 As filed with the Securities and Exchange Commission on or about November 29,
                                     2004

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-33607

        Pre-Effective Amendment No.
                                                                          [_]
                                  ----

        Post-Effective Amendment No. __13__

                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-08333

        Amendment No. __14__

                                                                          [X]

                               -----------------

                          NUVEEN INVESTMENT TRUST II
        (Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois                  60606
(Address of Principal Executive Offices)               (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
 Jessica R. Droeger--Vice President and               Eric F. Fess
                Secretary                        Chapman and Cutler LLP
          333 West Wacker Drive                       111 W. Monroe
         Chicago, Illinois 60606                 Chicago, Illinois 60603
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box):

[X]immediately upon filing pursuant to paragraph (b) [_]on (date) pursuant to paragraph (a)(1)
[_]on              pursuant to paragraph (b)         [_]75 days after filing pursuant to paragraph (a)(2)
[_]60 days after filing pursuant to paragraph (a)(1) [_]on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS

                                      OF


                        POST-EFFECTIVE AMENDMENT NO. 13


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund

                   Part B--Statement of Additional Information--copy of the Annual Reports to Shareholders for the Funds (the financial statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

--------------------------------------------------------------------------------

Nuveen Investments
Equity Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   NOVEMBER 29, 2004

                                             -----------------------------------


For investors seeking long-term capital appreciation.


[PHOTO]




Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund




The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.                                                 [LOGO] Nuveen
                                                               Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information
Table of Contents


          Section 1  The Funds
          This section provides you with an overview of the funds, including investment objectives, portfolio holdings and historical performance information.

          Introduction                                              1
          Nuveen NWQ International Value Fund                       2
          Nuveen Rittenhouse Growth Fund                            4

          Section 2  How We Manage Your Money
          This section gives you a detailed discussion of our investment and risk management strategies.

          Who Manages the Funds                                     6
          What Types of Securities We Invest In                     8
          How We Select Investments                                 9
          How NWQ Has Performed                                    10
          What the Risks Are                                       11
          How We Manage Risk                                       12

          Section 3  How You Can Buy and Sell Shares
          This section provides the information you need to move money into or out of your account.

          What Share Classes We Offer                              14
          How to Reduce Your Sales Charge                          15
          How to Buy Shares                                        17
          Systematic Investing                                     18
          Systematic Withdrawal                                    19
          Special Services                                         19
          How to Sell Shares                                       20

          Section 4  General Information
          This section summarizes the funds' distribution policies and other general fund information.

          Dividends, Distributions and Taxes                       23
          Distribution and Service Plans                           24
          Net Asset Value                                          25
          Frequent Trading                                         26
          Fund Service Providers                                   26

          Section 5  Financial Highlights
          This section provides the funds' financial performance.  27

                                                              November 29, 2004


Section 1  The Funds

                       Nuveen NWQ International Value Fund
                       Nuveen Rittenhouse Growth Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ International Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests in foreign equity securities, primarily U.S.-traded American Depositary Receipts and similar instruments.

Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify undervalued foreign companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on both fundamental and qualitative valuation measures.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.


Foreign Risk - The fund's investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Emerging Market Risk - The fund may invest in companies located in countries with emerging markets. These markets are generally more volatile than countries with more mature economies.

Currency Risk - Currency risk is the risk that the value of the fund's portfolio will be more volatile due to changes in foreign currency exchange rates.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  to invest in foreign stocks;
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals;
..  to diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  unwilling to accept the risks of foreign investment;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC has selected NWQ to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past four years as well as average annual fund and index returns for the one-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and, consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/


                                    [CHART]

                             Class A Annual Returns

                       2000     2001     2002     2003
                      ------   ------   ------   ------
                      -2.5%    -26.5%   -12.8%   45.3%




 1. Effective October 7, 2002, based upon the determination of the fund's Board of Trustees and a shareholder vote, the fund changed its name from the Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. The fund's sub-adviser and primary investment strategy were also changed. The Class A year-to-date return on net asset value as of 9/30/04 was 10.45%.


Section 1  The Funds

From January 1, 2000 through December 31, 2003, the fund's highest and lowest calendar quarter returns were 19.42% and -19.48%, respectively, for the quarters ended 3/31/00 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. See "How NWQ Has Performed" for additional performance information. The fund's and NWQ's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                                                    Since Inception
               Class Returns Before Taxes 1 Year      (12/20/99)
               -------------------------------------------------------
                Class A (Offer)           36.87%         -1.60%
                Class B                   39.36%         -1.50%
                Class C                   43.51%         -0.99%
                Class R                   44.77%         -0.03%
               -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          36.98%         -1.58%
                 After Taxes on
                   Distributions and
                   Sale of Shares         24.51%         -1.30%
               -------------------------------------------------------
                MSCI EAFE Index/2/        38.59%         -5.86%
                Lipper Peer Group/2/      40.61%          1.18%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

           Share Class                     A        B       C    R/4/
           ----------------------------------------------------------
           Maximum Sales Charge Imposed
           on Purchases                 5.75%/5/ None    None    None
           Maximum Sales Charge Imposed
           on Reinvested Dividends       None    None    None    None
           Exchange Fees                 None    None    None    None
           Deferred Sales Charge/6/      None/5/   5%/7/   1%/8/ None
           Redemption Fee/9/               2%      2%      2%      2%


 2. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australasia and the Far East. The since inception return for the index was calculated beginning as of December 31, 1999. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Index returns are for the applicable calendar year period. Peer Group returns reflect the performance of the Lipper International Multi-Cap Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


 Annual Fund Operating Expenses


Paid From Fund Assets


        Share Class                               A     B     C     R
        ---------------------------------------------------------------
        Management Fees                         1.05% 1.05% 1.05% 1.05%
        12b-1 Distribution and Service Fees/10/  .25% 1.00% 1.00%   --%
        Other Expenses                           .44%  .45%  .45%  .44%
        Total Operating Expenses/11/            1.74% 2.50% 2.50% 1.49%





             After Custodian Fee Credits     A     B     C     R
             Custodian Fee Credits           --% -.01% -.01%   --%
             Total Operating Expenses--Net 1.74% 2.49% 2.49% 1.49%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  742 $  653 $  253 $  152 $  742 $  253 $  253 $  152
       3 Years    $1,091 $1,079 $  779 $  471 $1,091 $  779 $  779 $  471
       5 Years    $1,464 $1,431 $1,331 $  813 $1,464 $1,331 $1,331 $  813
       10 Years   $2,509 $2,649 $2,836 $1,779 $2,509 $2,649 $2,836 $1,779





 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 6. As a percentage of the lesser of purchase price or redemption proceeds.

 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

 9. As a percentage of total redemption or exchange proceeds. The fund imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. The redemption fee may be waived in certain circumstances. See "How to Sell Shares" for further information.

10. Long-term holders of Class B and C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

11. NIAC has voluntarily agreed to waive fees and reimburse expenses through July 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time after July 31, 2005.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Rittenhouse Growth Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund ordinarily will invest at least 65% of its total assets in the equity securities of blue chip companies--those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth. Through fundamental analysis, Rittenhouse seeks to invest in the 30-60 companies that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.


Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
This fund may be right for you if you are seeking:
..  a conservative growth stock fund as the core of a diversified investment plan;
.. to build and protect wealth over time through prudent capital management; .. to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC has selected Rittenhouse Asset Management, Inc. to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past six years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and, consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

 Total Returns/1/

                                    [CHART]

                           Class A Annual Returns

       1998      1999      2000      2001      2002      2003
      ------    ------    ------    ------    ------    ------
       25.3%     14.1%     -0.3%    -19.1%    -27.2%     19.6%



1. The Class A year-to-date return on net asset value as of 9/30/04 was -3.40%.


Section 1  The Funds

From January 1, 1998 through December 31, 2003, the fund's highest and lowest calendar quarter returns were 21.21% and -17.60%, respectively, for the quarters ending 12/31/98 and 3/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                          Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                                                             Since
                                                           Inception
             Class Returns Before Taxes   1 Year   5 Year  (12/31/97)
             ---------------------------------------------------------
             Class A (Offer)              12.68%   -5.47%    -0.93%
             Class B                      14.61%   -5.27%    -0.70%
             Class C                      18.66%   -5.07%    -0.68%
             Class R                      19.83%   -4.13%     0.30%
             ---------------------------------------------------------
             Class A (Offer) Returns:
              After Taxes on
                Distributions             12.68%   -5.48%    -0.95%
              After Taxes on
                Distributions and
                Sale of Shares             8.24%   -4.57%    -0.80%
             ---------------------------------------------------------
             Russell 1000 Growth Index/2/ 29.75%   -5.11%     1.08%
             S&P 500 Index/2/             28.68%   -0.57%     3.78%
             Lipper Peer Group/2/         26.96%   -5.53%     0.44%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None




2. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. Peer Group returns reflect the performance of the Lipper Large-Cap Growth Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .84%  .84%  .84%  .84%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --%
         Other Expenses                          .39%  .39%  .39%  .39%
         Total Operating Expenses/10/           1.48% 2.23% 2.23% 1.23%




The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  717 $  626 $  226 $  125 $  717 $  226 $  226 $  125
       3 Years    $1,016 $  997 $  697 $  390 $1,016 $  697 $  697 $  390
       5 Years    $1,336 $1,295 $1,195 $  676 $1,336 $1,195 $1,195 $  676
       10 Years   $2,242 $2,376 $2,565 $1,489 $2,242 $2,376 $2,565 $1,489



 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 6. As a percentage of the lesser of purchase price or redemption proceeds.


 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


10. NIAC has voluntarily agreed to waive fees and reimburse expenses for the period August 1, 2004 through July 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time after July 31, 2005. As part of the acquisition of the Nuveen Innovation Fund, NIAC agreed to waive fees and reimburse expenses in the amount of 0.05% of the average daily net assets of each class of fund shares during the period August 1, 2003 through July 31, 2004. The Total Operating Expenses provided in the table above do not reflect this voluntary reduction of expenses.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Fund


                       Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is located at 333 West Wacker Drive, Chicago, Illinois 60606.



                       NIAC is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments Inc., and its affiliates had over $100 billion in assets under management as of September 30, 2004. Nuveen Investments, Inc. is a publicly-traded company and majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.





                       NIAC has selected NWQ Investment Management Company, LLC ("NWQ"), 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. NWQ manages and supervises the investment of the NWQ International Value Fund's assets on a discretionary basis, subject to the supervision of NIAC. Nuveen Investments, Inc. purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments, Inc., as its sole managing member.



                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed $23.8 billion in assets as of September 30, 2004. Paul J. Hechmer, Vice President and International Portfolio Manager of NWQ since March 2001, is the portfolio manager of the fund and has held such position since October 7, 2002. From August 1998 through March 2001, Mr. Hechmer served as Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value Portfolios.



                       NIAC has selected Rittenhouse Asset Management, Inc. ("Rittenhouse"), Five Radnor Corporate Center, Radnor, PA 19087-9570, as subadviser to manage the investment portfolio of the Rittenhouse Growth Fund. Rittenhouse, a wholly owned subsidiary of Nuveen Investments, Inc., is an institutional investment management firm with over 20 years of experience and approximately $9.8 billion in assets under management as of September 30, 2004. Rittenhouse's investment management strategy and portfolio purchase and sale determinations are set through a team approach, with all of its investment professionals contributing.


Section 2  How We Manage Your Money

                       The investment team meets regularly to review pertinent information from internal and external sources and make decisions regarding all Rittenhouse investment positions. The activities of the investment team are overseen by an investment oversight group at NIAC, which regularly reviews the investment strategy, market sectors, and individual security holdings of the funds.



                       For the most recent fiscal year, the funds paid NIAC the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:


                       NWQ International Value Fund  1.05%
                       Rittenhouse Growth Fund        .79%



                       As approved by the Board of Trustees, a complex-wide fee schedule for all U.S. funds managed by NIAC and its affiliates went into effect on August 1, 2004. The new management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund, and a complex-level component, based on the aggregate amount of all fund assets managed by NIAC and its affiliates.



                       The annual fund-level fee, payable monthly, for each of the funds is based upon the average daily net assets of each fund as follows:





                                                 NWQ
                                            International Rittenhouse
            Average Daily Net Assets         Value Fund   Growth Fund
            For the first $125 million         .8500%       .6500%
            For the next $125 million          .8375%       .6375%
            For the next $250 million          .8250%       .6250%
            For the next $500 million          .8125%       .6125%
            For the next $1 billion            .8000%       .6000%
            For net assets over $2 billion     .7750%       .5750%





                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. (Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%.) As of October 31, 2004, complex-level assets were approximately $62.7 billion and the effective complex-level component for each Nuveen fund was 0.193% of fund net assets.



                       The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the funds. If assets in the Nuveen fund complex grow, the management fee rates to be paid by the funds would decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented. See the Statement of Additional Information for details.



                       Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the Statement of Additional Information. However, on or about September 30, 2005, as required by applicable regulations, such information will be available in the funds' annual report dated July 31, 2005.


                                            Section 2  How We Manage Your Money

             [GRAPHIC]

             What Types of Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities

                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. For the NWQ International Value Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased. For the Rittenhouse Growth Fund, convertible bonds and debentures must be rated A or better by Moody's Investors Service, Standard & Poor's, or Fitch Ratings when purchased.

                       Foreign Investments


                       The NWQ International Value Fund primarily invests in a variety of foreign equity securities, denominated in U.S. dollars, of companies domiciled in countries other than the United States. The NWQ International Value Fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign company. An ADR is typically bought and sold in the same manner as U.S. securities (although investors can also purchase the foreign securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying foreign security and sell it overseas) and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.


                       The Rittenhouse Growth Fund may invest in equity securities of foreign issuers traded in U.S. security markets or in ADRs or other instruments denominated in U.S. dollars (limited to 15% of net assets).

                       All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

                       Short-Term Investments

                       The funds may invest in short-term investments, including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                         How We Select Investments

                       NWQ International Value Fund

                       NWQ adheres to a disciplined, value-driven investment strategy with an aim to provide long-term capital appreciation. NWQ emphasizes quality securities carefully chosen through in-depth research and follows those securities closely over time to assess whether they continue to meet its purchase rationale.

                       Value Investing

                       NWQ selects stocks for the NWQ International Value Fund through bottom up fundamental research focusing on both fundamental and qualitative valuation measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's sell discipline generally focuses on valuation. That is, a security will be sold when its price is no longer attractive versus its intrinsic value. This may occur through price appreciation or if fundamentals deteriorate to an extent that the existing stock price is no longer justified. Stocks will also from time to time be sold if it is determined that a more attractive investment opportunity is available.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what NWQ believes are their full value or may go down in price. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Rittenhouse Growth Fund

                       The Rittenhouse Growth Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure.


                       Growth Investing



                       From the universe of all stocks traded in the U.S. securities markets, Rittenhouse first identifies companies with an aggregate market capitalization of at least $5 billion under current market conditions. Also, it then selects companies that meet at least one of the following criteria 1) earnings quality rating of A or better by Standard & Poor's; 2) financial strength rating of A or better from Value Line; or 3) companies identified by the Rittenhouse quality model, a proprietary multi-factor model designed to identify high quality companies. Then Rittenhouse selects industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to invest in the 30-60 stocks within these industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.



                       Certain of the Rittenhouse Growth Fund's investment policies may result in reduced taxable distributions and enhanced after-tax returns. Because it tends to invest in stocks with lower dividend yields, the fund expects to distribute little, if any, taxable dividend income. The fund anticipates significantly reducing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long investment holding periods. When


                                            Section 2  How We Manage Your Money
                       selling portfolio securities, Rittenhouse will generally seek to minimize the gains realized by the fund by taking into account the tax implications associated with selling specific securities.


                       Portfolio Turnover


                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The NWQ International Value Fund expects its annual portfolio turnover rate to be between 25% and 45%. The Rittenhouse Growth Fund expects its annual portfolio turnover to be between 20% and 50% under normal market conditions. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Turnover may be higher in certain years.



                                                 [GRAPHIC]

                       How NWQ Has Performed


                       The chart and table below illustrate the historical performance of NWQ's investment strategy for the NWQ International Value Fund. The chart and table present the historical performance of NWQ's International Value Equity (ADR) Composite, which represents all its substantially similar managed separate accounts (totalling $419 million as of September 30, 2004) that have substantially the same investment objectives, strategies and policies as the NWQ International Value Fund.


                       Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not the performance of the NWQ International Value Fund.

NWQ's International Value Equity (ADR) Composite
Prior Performance of Similar Accounts

Growth of a $10,000 Investment 1/1/99--9/30/04


                                    [CHART]

          NWQ's International Value     Lipper International     MSCI EAFE
           Equity (ADR) Composite    Multi-Cap Value Fund Index    Index
          -------------------------  --------------------------  ---------
12/31/98           $ 9,425                    $10,000             $10,000
 1/31/03            11,122                      8,815               6,897
 2/28/03            10,849                      8,548               6,739
 3/31/03            10,700                      8,299               6,607
 4/30/03            11,505                      9,236               7,254
 5/31/03            12,586                      9,866               7,694
 6/30/03            12,663                     10,152               7,880
 7/31/03            13,196                     10,524               8,071
 8/31/03            13,744                     10,835               8,265
 9/30/03            14,314                     11,001               8,520
10/31/03            15,043                     11,683               9,051
11/30/03            15,414                     11,927               9,251
12/31/03            16,278                     12,762               9,974
 1/31/04            16,311                     12,972              10,115
 2/29/04            16,858                     13,250              10,348
 3/31/04            17,296                     13,372              10,406
 4/30/04            16,857                     13,065              10,171
 5/31/04            16,922                     13,072              10,192
 6/30/04            17,500                     13,397              10,429
 7/31/04            17,121                     13,022              10,090
 8/31/04            17,312                     13,093              10,134
 9/30/04            17,888                     13,446              10,399



NWQ's International Value Equity (ADR) Composite Returns


                                                Average Annual Total Returns (as of 9/30/04)
                                                                       Since Composite
                                                1-Year     5-Year     Inception (1/1/99)
--------------------------------------------------------------------------------------------
On Offer (reflecting sales charges)             17.77%     9.88%            10.64%
Lipper International Multi-Cap Value Fund Index 22.23%     3.86%             5.29%
MSCI EAFE Index                                 22.08%     -.85%              .68%



As of September 30, 2004, NWQ's International Value Equity (ADR) Composite included 1891 managed separate accounts totaling $419 million. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the NWQ


Section 2  How We Manage Your Money

International Value Fund, which affect fund performance. The managed accounts are not subject to the diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. We assumed that an investor paid a maximum Class A sales charge of 5.75%, and we deducted from NWQ's International Value Equity (ADR) Composite's gross-of-fee returns the Class A gross operating expenses of 1.74% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. If actual fees and expenses for the NWQ International Value Fund are higher than those used above, the actual returns would be lower. The Composite's inception date is January 1, 1999. Composite performance was provided by NWQ and was calculated in accordance with the standard average annual total return method prescribed by SEC rules. Performance of the International Value Equity (ADR) Composite prior to March 19, 2001 occurred while the fund's portfolio manager was affiliated with a prior firm and the portfolio manager was the sole individual responsible for selecting the securities to buy and sell. The results prior to 3/19/01 should not be interpreted as the historical performance of NWQ Investment Management Company, LLC or its predecessor. The prior firm performance is based on 9 accounts with assets of approximately $1.4 million as of 2/28/01. The Composite had 8 accounts with $1.2 million in assets as of year ending 2000 and 3 accounts with $0.7 million in assets as of year ending 1999. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of companies in Europe, Australasia and the Far East. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the NWQ International Value Fund.



                                                 [GRAPHIC]

                                            What the Risks Are


                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.



                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.



                       Foreign investment risk: The NWQ International Value Fund may invest up to 100% of its assets in securities of foreign issuers, and the Rittenhouse Growth Fund may invest up to 15% of its assets in such securities. Equity securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:


                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.


                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities ("currency risk"). An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a


                                            Section 2  How We Manage Your Money
                          fund to decline. Certain foreign currencies may be
                           particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's holdings whose value is tied to the affected foreign currency.



                       Emerging Markets Risk: The NWQ International Value Fund may invest a portion of its assets in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.


                       Although the following risk factors are not principal risks, they may still affect your investment in a fund:

                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.


                                                 [GRAPHIC]

                                            How We Manage Risk


                       A variety of risk management strategies are utilized to help protect your capital during periods of market uncertainty or weakness. These strategies include broad portfolio diversification and investment limitations, and may include hedging. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.


                       Investment Limitations


                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:


                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                       A Focus on Blue Chips (Rittenhouse Growth Fund)

                       The Rittenhouse Growth Fund invests primarily in equity securities of blue chip companies. Blue chip companies are generally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have historically exhibited less risk and price volatility than companies lacking these high quality characteristics. In

Section 2  How We Manage Your Money
                       addition, the large market of publicly held shares for these companies and substantial trading volume create a high degree of liquidity for their stocks.

                       Hedging and Other Defensive Investment Strategies


                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the funds may not achieve their investment objectives.



                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to limit the risk of price fluctuations and to preserve capital.



                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the NWQ International Value Fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. These funds may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.


                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc. and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                 6.10%                5.00%
 $50,000 but less than $100,000             4.50%                 4.71%                4.00%
 $100,000 but less than $250,000            3.75%                 3.90%                3.25%
 $250,000 but less than $500,000            2.75%                 2.83%                2.50%
 $500,000 but less than $1,000,000          2.00%                 2.04%                1.75%
 $1,000,000 and over                         --1                    --                  --1

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares


                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


                                                 [GRAPHIC]

                                     How to Reduce Your Sales
             Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.





                       Class A Sales Charge Reductions



                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.



                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.



                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.



                                     Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).



                       Class A Sales Charge Waivers



                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:



                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.



                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value with monies representing the reinvestment of distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.



                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Certain eligible plans may purchase Class A shares at net asset value. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.



                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.



                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.



                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.



                       Class R Eligibility



                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:



                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.


Section 3  How You Can Buy and Sell Shares

                        .  Certain Authorized Dealer Personnel.



                        .  Certain Bank or Broker-Affiliated Trust Departments.



                        . Certain Additional Categories of Investors, including qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com/mutual_funds/mf web/mutual_fund_e_reports.
                       asp, where you will also find the
                       information included in this prospectus.



                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.







                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the

                       New York Stock Exchange (the "NYSE") is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day (normally 4 p.m. New York time) will receive that day's closing share price; otherwise, you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Financial advisors or their dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                                     Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from our website. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums


                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging


                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.



                       Benefits of Systematic Investing


                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay

Section 3  How You Can Buy and Sell Shares
                       should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.




                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph



                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.





                                     Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading, for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem a fund's Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor


                       You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.


                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have




                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares
                       redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-Line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       You may also redeem or exchange shares via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                       NWQ International Value Fund Redemption Fee Policy




                       The NWQ International Value Fund charges a 2% redemption fee on the proceeds of fund shares redeemed or exchanged within 30 days of acquisition. The redemption fee is intended to offset the trading costs and fund operating expenses associated with frequent trading. The NWQ International Value Fund currently waives the redemption fee on share redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.




                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

                       The fund also may waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in fund shares.



                       The fund may waive the redemption fee in other specified circumstances reasonably determined by the fund not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see "Frequent Trading" in this prospectus, and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Shareholder Programs--Frequent
                       Trading Policy" and "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Redemption Fee Policy" in the Statement of Additional Information for more information regarding the fund's policies.



Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       The funds intend to pay income dividends and any taxable gains annually.

                       Payment and Reinvestment Options


                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.


                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting


                       The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the source of the distribution) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                                                 Section 4  General Information

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


                                                 [GRAPHIC]

                                      Distribution and Service
             Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm is typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds, although payments to particular authorized dealer firms were significantly more. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in


Section 4  General Information
                       connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.



                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.



                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.



                       In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the NWQ International Value Fund that trade in only limited volume in the U.S. are valued based on the mean between the bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the New York Stock Exchange. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available the pricing service establishes fair value based on various factors including prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

                                                 Section 4  General Information

                                                 [GRAPHIC]

                       Frequent Trading

                       The funds are intended for long-term investment, and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.


                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.


                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.


                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Shareholder Programs--Frequent
                       Trading Policy" in the Statement of Additional
                       Information.



                                                 [GRAPHIC]

                       Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

    Section 5  Financial Highlights


                     The financial highlights table is intended to help you understand each fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended July 31, 2002, July 31, 2003 and July 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen NWQ International Value Fund




                                                           Investment Operations           Less Distributions
Class (Inception Date)                                -------------------------------  -------------------------



                                                                          Net
                                                             Net    Realized/
                                            Beginning Investment   Unrealized                 Net
                                            Net Asset     Income   Investment          Investment  Capital        Redemption
Year Ended July 31,                             Value  (Loss)(a)  Gain (Loss)    Total     Income    Gains  Total    Fees(a)
-----------------------------------------------------------------------------------------------------------------------------

Class A (12/99)
 2004                                          $16.01      $ .24       $ 4.72  $ 4.96       $(.18)     $-- $(.18)       $.03
 2003                                           13.95        .20         1.82    2.02          --       --    --         .04
 2002                                           16.22       (.12)       (2.15)  (2.27)         --       --    --          --
 2001                                           22.93       (.18)       (6.53)  (6.71)         --       --    --          --
 2000(d)                                        20.00       (.15)        3.08    2.93          --       --    --          --

Class B (12/99)
 2004                                           15.53        .08         4.58    4.66        (.06)      --  (.06)         --
 2003                                           13.68        .11         1.74    1.85          --       --    --          --
 2002                                           16.03       (.23)       (2.12)  (2.35)         --       --    --          --
 2001                                           22.82       (.34)       (6.45)  (6.79)         --       --    --          --
 2000(d)                                        20.00       (.25)        3.07    2.82          --       --    --          --

Class C (12/99)
 2004                                           15.55        .08         4.57    4.65        (.06)      --  (.06)         --
 2003                                           13.68        .09         1.77    1.86          --       --    --         .01
 2002                                           16.03       (.22)       (2.13)  (2.35)         --       --    --          --
 2001                                           22.82       (.32)       (6.47)  (6.79)         --       --    --          --
 2000(d)                                        20.00       (.24)        3.06    2.82          --       --    --          --

Class R (12/99)
 2004                                           16.10        .28         4.75    5.03        (.22)      --  (.22)         --
 2003                                           14.04        .27         1.79    2.06          --       --    --          --
 2002                                           16.29       (.06)       (2.19)  (2.25)         --       --    --          --
 2001                                           22.96       (.14)       (6.53)  (6.67)         --       --    --          --
 2000(d)                                        20.00       (.12)        3.08    2.96          --       --    --          --
-----------------------------------------------------------------------------------------------------------------------------



                                                                       Ratios/Supplemental Data
Class (Inception Date)                                        -----------------------------------------
                                                                                   Ratio of
                                                                                        Net
                                                                       Ratio of  Investment
                                                                       Expenses      Income
                                            Ending             Ending        to   (Loss) to
                                               Net                Net   Average     Average   Portfolio
                                             Asset     Total   Assets       Net         Net    Turnover
Year Ended July 31,                          Value Return(b)    (000) Assets(c)   Assets(c)        Rate
---------------------------------------------------------------------------------------------------------

Class A (12/99)
 2004                                       $20.82     31.21% $ 5,580      1.74%       1.24%         41%
 2003                                        16.01     14.77    3,898      1.75        1.43         172**
 2002                                        13.95    (14.00)   4,011      1.83        (.84)        183
 2001                                        16.22    (29.26)   7,551      2.12        (.98)        224
 2000(d)                                     22.93     14.65   10,676      1.82*      (1.05)*       111

Class B (12/99)
 2004                                        20.13     30.00    5,378      2.50         .42          41
 2003                                        15.53     13.52    3,819      2.50         .80         172**
 2002                                        13.68    (14.66)   2,586      2.60       (1.59)        183
 2001                                        16.03    (29.75)   4,741      2.86       (1.78)        224
 2000(d)                                     22.82     14.10    6,435      2.57*      (1.76)*       111

Class C (12/99)
 2004                                        20.14     29.96    6,133      2.50         .44          41
 2003                                        15.55     13.67    4,004      2.50         .63         172**
 2002                                        13.68    (14.66)   4,667      2.58       (1.53)        183
 2001                                        16.03    (29.75)   7,048      2.86       (1.72)        224
 2000(d)                                     22.82     14.10    6,925      2.58*      (1.75)*       111

Class R (12/99)
 2004                                        20.91     31.31   20,705      1.49        1.44          41
 2003                                        16.10     14.67   14,051      1.50        1.90         172**
 2002                                        14.04    (13.81)   8,367      1.56        (.48)        183
 2001                                        16.29    (29.05)  10,325      1.86        (.78)        224
 2000(d)                                     22.96     14.80   14,265      1.50*       (.90)*       111
---------------------------------------------------------------------------------------------------------


*  Annualized.

** The cost of securities acquired in the acquisition of the Nuveen European
   Value Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.


(a) Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are 1.74%, 2.49%, 2.49% and 1.49% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income (Loss) to Average Net Assets for 2004 are 1.25%, .43%, .44% and 1.44% for classes A, B, C and R, respectively.

(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.

                                                Section 5  Financial Highlights

Nuveen Rittenhouse Growth Fund



Class
(Inception                     Investment Operations           Less Distributions
Date)                     -------------------------------  -------------------------                    --------



                                              Net
                                 Net    Realized/                                     Ending              Ending
                Beginning Investment   Unrealized                 Net                    Net                 Net
Year Ended      Net Asset     Income   Investment          Investment Capital          Asset     Total    Assets
July 31,            Value  (Loss)(a)  Gain (Loss)    Total     Income   Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------

Class A (12/97)
  2004             $18.53      $(.06)      $  .96  $  .90         $--   $  --  $  --  $19.43      4.86% $ 53,804
  2003              17.48       (.07)        1.12    1.05          --      --     --   18.53      6.01    64,680
  2002              23.92       (.12)       (6.32)  (6.44)         --      --     --   17.48    (26.92)   64,914
  2001              29.09       (.13)       (5.04)  (5.17)         --      --     --   23.92    (17.77)  106,264
  2000              25.10       (.12)        4.12    4.00          --    (.01)  (.01)  29.09     15.93   121,610

Class B (12/97)
  2004              17.78       (.19)         .91     .72          --      --     --   18.50      4.05   114,954
  2003              16.89       (.19)        1.08     .89          --      --     --   17.78      5.27   137,213
  2002              23.31       (.28)       (6.14)  (6.42)         --      --     --   16.89    (27.54)  145,947
  2001              28.55       (.33)       (4.91)  (5.24)         --      --     --   23.31    (18.35)  239,203
  2000              24.82       (.33)        4.07    3.74          --    (.01)  (.01)  28.55     15.01   287,993

Class C (12/97)
  2004              17.79       (.19)         .91     .72          --      --     --   18.51      4.05    86,376
  2003              16.90       (.19)        1.08     .89          --      --     --   17.79      5.27   103,318
  2002              23.32       (.28)       (6.14)  (6.42)         --      --     --   16.90    (27.53)  104,626
  2001              28.56       (.33)       (4.91)  (5.24)         --      --     --   23.32    (18.35)  167,272
  2000              24.84       (.33)        4.06    3.73          --    (.01)  (.01)  28.56     15.01   190,520

Class R (12/97)
  2004              18.79         --          .96     .96          --      --     --   19.75      5.11    16,052
  2003              17.68       (.02)        1.13    1.11          --      --     --   18.79      6.28    13,785
  2002              24.15       (.07)       (6.40)  (6.47)         --      --     --   17.68    (26.79)   29,977
  2001              29.29       (.07)       (5.07)  (5.14)         --      --     --   24.15    (17.55)   40,995
  2000              25.22       (.05)        4.13    4.08          --    (.01)  (.01)  29.29     16.17    49,256
-----------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
----------------------------------
             Ratio of
                  Net
 Ratio of  Investment
 Expenses      Income
       to   (Loss) to
  Average     Average   Portfolio
      Net         Net    Turnover
Assets(c)   Assets(c)        Rate
----------------------------------


     1.43%       (.28)%        19%
     1.57        (.41)         27*
     1.45        (.58)         27
     1.35        (.50)         35
     1.35        (.45)         28


     2.18       (1.04)         19
     2.32       (1.16)         27*
     2.20       (1.33)         27
     2.10       (1.26)         35
     2.10       (1.20)         28


     2.18       (1.04)         19
     2.32       (1.16)         27*
     2.20       (1.33)         27
     2.10       (1.25)         35
     2.10       (1.20)         28


     1.17        (.02)         19
     1.31        (.14)         27*
     1.20        (.34)         27
     1.10        (.25)         35
     1.10        (.19)         28
----------------------------------





* The cost of securities acquired in the acquisition of the Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.


(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable.

Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NIAC, NWQ and Rittenhouse. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at
(800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


The funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.


1. Long-term and insured long-term portfolios.



MPR-GRW-1104D NA

Statement of Additional Information

November 29, 2004



Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN NWQ INTERNATIONAL VALUE FUND
NUVEEN RITTENHOUSE GROWTH FUND


This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from the Funds by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund, dated November 29, 2004.



Table of Contents                                                                             Page
--------------------------------------------------------------------------------------------- ----
General Information                                                                            B-2
--------------------------------------------------------------------------------------------- ----
Investment Policies and Restrictions                                                           B-2
--------------------------------------------------------------------------------------------- ----
Investment Policies and Techniques                                                             B-4
--------------------------------------------------------------------------------------------- ----
Management                                                                                    B-21
--------------------------------------------------------------------------------------------- ----
Fund Manager and Sub-Advisers                                                                 B-31
--------------------------------------------------------------------------------------------- ----
Portfolio Transactions                                                                        B-34
--------------------------------------------------------------------------------------------- ----
Net Asset Value                                                                               B-36
--------------------------------------------------------------------------------------------- ----
Tax Matters                                                                                   B-37
--------------------------------------------------------------------------------------------- ----
Performance Information                                                                       B-38
--------------------------------------------------------------------------------------------- ----
Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs B-43
--------------------------------------------------------------------------------------------- ----
Distribution and Service Plans                                                                B-56
--------------------------------------------------------------------------------------------- ----
Independent Registered Public Accounting Firm, Custodian and Transfer Agent                   B-58
--------------------------------------------------------------------------------------------- ----
Financial Statements                                                                          B-58
--------------------------------------------------------------------------------------------- ----
General Trust Information                                                                     B-58
--------------------------------------------------------------------------------------------- ----
Appendix A--Ratings of Investments                                                             A-1
--------------------------------------------------------------------------------------------- ----


The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

The Nuveen NWQ International Value Fund (the "International Fund") and Nuveen Rittenhouse Growth Fund (the "Rittenhouse Fund") (individually a "Fund" and collectively, the "Funds") are open-end management investment companies and are series of the Nuveen Investment Trust II (the "Trust"). The Nuveen NWQ International Value Fund was formerly named the Nuveen International Growth Fund, and the principal investment strategy of the Fund was modified. The name change and the investment strategy change occurred on October 7, 2002. In addition, on June 13, 2003, the Nuveen European Value Fund reorganized with and into the International Fund and on July 28, 2003 the Nuveen Innovation Fund reorganized with and into the Rittenhouse Fund. The International Fund and Rittenhouse Fund are diversified funds. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, two series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

The investment objective and certain fundamental investment policies of the Funds are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

(1) With respect to 75% of the total assets of the International Fund and the Rittenhouse Fund, individually, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) With respect to the International Fund, borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) With respect to the Rittenhouse Fund, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and
(ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(4) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) With respect to the International Fund, make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(6) With respect to the Rittenhouse Fund, make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed
33 1/3% of the value of the Fund's total assets.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(9) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(10) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

Except for restriction (3) that relates exclusively to the Rittenhouse Fund, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) With respect to the International Fund, pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.

(4) With respect to the International Fund, purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(5) With respect to the Rittenhouse Fund, purchase securities of open-end and closed-end investment companies except in compliance with the Investment Company Act of 1940.

(6) With respect to the International Fund, enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(7) With respect to the Rittenhouse Fund, enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contacts and related options.

(8) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(9) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(10) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for the Funds.

Equity Securities for the International Fund

The International Fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics. The International Fund may also invest in pooled investment vehicles. For the International Fund, any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), or Fitch Ratings ("Fitch")) when purchased.

Equity Securities for the Rittenhouse Fund

Under normal market conditions, the Rittenhouse Fund invests primarily in equity securities of blue chip companies. Equity Securities for the Rittenhouse Fund include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. The Rittenhouse Fund expects to be substantially fully invested in Equity Securities under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock.

Convertible securities for the Rittenhouse Fund must be rated A or higher by Moody's, S&P, or Fitch when purchased. A general description of ratings may be found in Appendix A.

In addition, the Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depositary Receipts ("ADRs") or other instruments denominated in U.S. dollars, as described in "Foreign Securities" below.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The International Fund may invest up to 35% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents, money market funds and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. For temporary defensive purposes and to keep cash on hand fully invested, the Rittenhouse Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and must have a maturity of one year or less. Such securities include, without limitation, the following: Short-term taxable fixed income securities are defined to include, without limitation, the following;

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the International Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The International Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality. The Rittenhouse Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio manager, of comparable quality.

Foreign Securities

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


The Funds may invest in foreign securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Rittenhouse Fund may only purchase depositary receipts denominated in U.S. dollars. The International Fund currently intends to invest primarily in such U.S. dollar denominated depositary receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in other currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency risks. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


The Funds may also invest directly in the securities of foreign issuers. The Rittenhouse Fund may invest up to 15% of its net assets in equity securities of foreign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. The foreign issuers in which the Rittenhouse Fund invests are generally large-capitalization companies having characteristics similar to those the Fund seeks in investments in U.S. issuers listed on U.S. exchanges.


In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The International Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Such Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the International Fund may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Special Risks of Investing in Russian and Other Eastern European Securities. The International Fund through U.S. dollar denominated depositary receipts may invest a portion of its assets in securities of issuers located in

Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.


Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U. S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.


Small and Medium Market Capitalizations

The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P MidCap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.


Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. The portfolio manager may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings. The Rittenhouse Fund may also use forward contracts to hedge holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association ("NFA"), which regulate trading in the futures markets. As a result of the Trust's filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended ("CEA") and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust's policies.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on the portfolio manager's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Future Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code

Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts to make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

Foreign Currency Transactions. The International Fund may engage in foreign currency forward contracts, options, and futures transactions. The International Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the International Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the International Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the International Fund may segregate assets to cover its futures contracts obligations.

Forward Foreign Currency Exchange Contracts. The International Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the International Fund's best interest to do so. The International Fund will not speculate in foreign currency exchange.

The International Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the International Fund would not have to exercise its put option. Likewise, if the International Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the International Fund would not have to exercise its call. Instead, the International Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the International Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The International Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the applicable adviser of a Fund the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the applicable adviser of a Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; the method of soliciting offers; and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When the applicable portfolio manager believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the International Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The International Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. For the International Fund, of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. The Rittenhouse Fund does not intend to invest more than 5% of its net assets in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies
Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects the Funds to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Funds or its investment adviser, may subject the Funds to overlapping fees and expenses that may be payable to the adviser or its affiliates.

                                   MANAGEMENT




The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees have ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                                                                     Number of
                                                                                                   Portfolios in    Other
                                                                                                       Fund       Director-
                      Position(s)    Term of Office                                                   Complex       ships
  Name, Address and      Held        and Length of               Principal Occupation(s)             Overseen      Held by
    Date of Birth     with Funds      Time Served                  During Past 5 Years              by Trustee     Trustee
--------------------- ----------- --------------------  ------------------------------------------ ------------- -----------
Trustees who are not interested persons of the Funds
----------------------------------------------------
Robert P. Bremner     Trustee     .Term -               Private Investor and Management                 146          N/A
333 W. Wacker Drive                Indefinite(1)        Consultant.
Chicago, IL 60606                 .Length of Service -
(1/26/33)                          Since 2003

Lawrence H. Brown     Trustee     .Term -               Retired (August 1989) as Senior Vice            146          See
333 West Wacker Drive              Indefinite(1)        President of The Northern Trust                           Principal
Chicago, IL 60606                 .Length of Service -  Company; Director of the United Way of                   Occupation
(7/29/34)                          Since 2003           Highland Park-Highwood (since 2002).                     description

Jack B. Evans         Trustee     .Term -               President, The Hall-Perrine Foundation (a       146          See
333 West Wacker Drive              Indefinite(1)        private philanthropic corporation);                       Principal
Chicago, IL 60606                 .Length of Service -  Director, Alliant Energy; Director and                   Occupation
(10/22/48)                         Since inception      Vice Chairman, United Fire and Casualty                  description
                                                        Company; Director, Federal Reserve Bank
                                                        of Chicago; previously President and Chief
                                                        Operating Officer, SCI Financial Group,
                                                        Inc. (a regional financial services firm).

William C. Hunter*    Trustee     .Term -               Dean and Distinguished Professor of             146          See
3/06/48                            Indefinite(1)        Finance, School of Business at the                        Principal
333 West Wacker Drive             .Length of Service -  University of Connecticut (since 2003);                  Occupation
Chicago, IL 60606                  Since 2004           previously, Senior Vice President and                    description
                                                        Director of Research at the Federal
                                                        Reserve Bank of Chicago (1995-2003);
                                                        Director (since 1997), Credit Research
                                                        Center at Georgetown University;
                                                        Director (since 2004) of Xerox
                                                        Corporation.

William J. Schneider  Trustee     .Term -               Senior Partner and Chief Operating              146          See
333 West Wacker Drive              Indefinite(1)        Officer, Miller-Valentine Group, Vice                     Principal
Chicago, IL 60606                 .Length of Service -  President, Miller-Valentine Realty, a                    Occupation
(9/24/44)                          Since 2003           construction company; Chair, Miami                       description
                                                        Valley Hospital; Chair, Dayton
                                                        Development Coalition; formerly,
                                                        Member, Community Advisory Board,
                                                        National City Bank, Dayton, Ohio; and
                                                        Business Advisory Council, Cleveland
                                                        Federal Reserve Bank.

Judith M. Stockdale   Trustee     .Term -               Executive Director, Gaylord and Dorothy         146          N/A
333 West Wacker Drive              Indefinite(1)        Donnelley Foundation (since 1994); prior
Chicago, IL 60606                 .Length of Service -  thereto, Executive Director, Great Lakes
(12/29/47)                         Since 2003           Protection Fund (from 1990 to 1994).

                                                                                                      Number of      Other
                                                                                                    Portfolios in  Director-
                          Position(s)     Term of Office                                            Fund Complex     ships
    Name, Address and        Held         and Length of              Principal Occupation(s)         Overseen by    Held by
      Date of Birth        with Fund       Time Served                 During Past 5 Years             Trustee      Trustee
------------------------- ------------ ---------------------  ------------------------------------- ------------- -----------
Trustee who is an interested person of the Funds
------------------------------------------------
Timothy R. Schwertfeger** Chairman and .Term - Indefinite(1)  Chairman (since 1999) and Trustee of       146          See
333 West Wacker Drive     Trustee      .Length of Service -   the funds advised by Nuveen                          Principal
Chicago, IL 60606                       Since inception       Institutional Advisory Corp. (since                 Occupation
(3/28/49)                                                     1996); Chairman (since 1996) and                    description
                                                              Director of Nuveen Investments, Inc.,
                                                              Nuveen Investments, LLC, Nuveen
                                                              Advisory Corp., Nuveen Institutional
                                                              Advisory Corp. and the funds advised
                                                              by Nuveen Advisory Corp.; Director
                                                              (since 1996) of Institutional Capital
                                                              Corporation; Chairman and Director
                                                              (since 1997) of Nuveen Asset
                                                              Management, Inc.; Chairman and
                                                              Director of Rittenhouse Asset
                                                              Management, Inc. (since 1999);
                                                              Chairman of Nuveen Investments
                                                              Advisers, Inc. (since 2002).

--------

*   Trustee Hunter was appointed to the Nuveen Funds' Board in 2004.



** "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.



(1) Trustees serve an indefinite term until his/her successor is elected.





The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2005.





                       Position(s)         Term of Office
  Name, Address and       Held             and Length of                        Principal Occupation(s)
    Date of Birth      with Funds           Time Served                           During Past 5 Years
--------------------- -------------- --------------------------  -----------------------------------------------------
Officers of the Funds
---------------------
Gifford R. Zimmerman  Chief          .Term - Until July 2005     Managing Director (since 2002), Assistant Secretary
333 West Wacker Drive Administrative .Length of Service - Since  and Associate General Counsel, formerly, Vice
Chicago, IL 60606     Officer         inception                  President and Assistant General Counsel of Nuveen
(9/9/56)                                                         Investments, LLC; Managing Director (since 2002),
                                                                 General Counsel and Assistant Secretary, formerly,
                                                                 Vice President of Nuveen Advisory Corp. and
                                                                 Nuveen Institutional Advisory Corp.; Managing
                                                                 Director (since 2002), Associate General Counsel
                                                                 and Assistant Secretary (since 2000) of Nuveen Asset
                                                                 Management Inc.; Assistant Secretary of NWQ
                                                                 Investment Management Company, LLC (since
                                                                 2002); Vice President and Assistant Secretary of
                                                                 Nuveen Investments Advisers Inc. (since 2002);
                                                                 Managing Director, Associate General Counsel and
                                                                 Assistant Secretary of Rittenhouse Asset
                                                                 Management, Inc. (since May 2003); Managing
                                                                 Director (since 2004) and Assistant Secretary of
                                                                 Nuveen Investments, Inc.; Chartered Financial
                                                                 Analyst.

Julia L. Antonatos    Vice President .Term - Until July 2005     Vice President (since 2002); formerly, Assistant Vice
333 West Wacker Drive                .Length of Service - Since  President (since 1999) of Nuveen Investments, LLC.;
Chicago, IL 60606                     2004                       Chartered Financial Analyst.
(9/22/63)


                                                        Number of
                                                      Portfolios in
                                                      Fund Complex
               Principal Occupation(s)                  Served by
                 During Past 5 Years                     Officer
----------------------------------------------------- -------------


Managing Director (since 2002), Assistant Secretary        146
and Associate General Counsel, formerly, Vice
President and Assistant General Counsel of Nuveen
Investments, LLC; Managing Director (since 2002),
General Counsel and Assistant Secretary, formerly,
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Managing
Director (since 2002), Associate General Counsel
and Assistant Secretary (since 2000) of Nuveen Asset
Management Inc.; Assistant Secretary of NWQ
Investment Management Company, LLC (since
2002); Vice President and Assistant Secretary of
Nuveen Investments Advisers Inc. (since 2002);
Managing Director, Associate General Counsel and
Assistant Secretary of Rittenhouse Asset
Management, Inc. (since May 2003); Managing
Director (since 2004) and Assistant Secretary of
Nuveen Investments, Inc.; Chartered Financial
Analyst.

Vice President (since 2002); formerly, Assistant Vice      146
President (since 1999) of Nuveen Investments, LLC.;
Chartered Financial Analyst.




                       Position(s)         Term of Office
  Name, Address and       Held             and Length of                        Principal Occupation(s)
    Date of Birth      with Funds           Time Served                           During Past 5 Years
--------------------- -------------- --------------------------  -----------------------------------------------------
Officers of the Funds
---------------------
Michael T. Atkinson   Vice President .Term - Until July 2005     Vice President (since 2002); formerly, Assistant Vice
333 West Wacker Drive and Assistant  .Length of Service - Since  President (since 2000); previously, Associate of
Chicago, IL 60606     Secretary       2002                       Nuveen Investments, LLC.
(2/3/66)

Peter H. D'Arrigo     Vice President .Term - Until July 2005     Vice President of Nuveen Investments, LLC (since
333 West Wacker Drive and Treasurer  .Length of Service - Since  1999); prior thereto, Assistant Vice President from
Chicago, IL 60606                     inception                  1997 to 1999; formerly, Associate of Nuveen
(11/28/67)                                                       Investments; Vice President and Treasurer of
                                                                 Nuveen Senior Loan Asset Management Inc. (since
                                                                 1999); Chartered Financial Analyst.

Jessica R. Droeger    Vice President .Term - Until July 2005     Vice President (since 2002) and Assistant General
333 West Wacker Drive and Secretary  .Length of Service - Since  Counsel (since 1998), formerly Assistant Vice
Chicago, IL 60606                     2002                       President (since 1998) of Nuveen Investments, LLC;
(9/24/64)                                                        Vice President (since 2002) and Assistant Secretary
                                                                 (since 1998), formerly Assistant Vice President of
                                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                 Advisory Corp.

Lorna C. Ferguson     Vice President .Term - Until July 2005     Managing Director (since 2004), formerly Vice
333 West Wacker Drive                .Length of Service - Since  President of Nuveen Investments, LLC; Vice
Chicago, IL 60606                     inception                  President of Nuveen Advisory Corp. and Nuveen
(10/24/45)                                                       Institutional Advisory Corp.

William M. Fitzgerald Vice President .Term - Until July 2005     Managing Director (since 2002) of Nuveen
333 West Wacker Drive                .Length of Service - Since  Investments, LLC; Managing Director (since 2001),
Chicago, IL 60606                     inception                  formerly Vice President (since 1995) of Nuveen
(3/2/64)                                                         Advisory Corp. and Nuveen Institutional Advisory
                                                                 Corp.; Chartered Financial Analyst.

Stephen D. Foy        Vice President .Term - Until July 2005     Vice President of Nuveen Investments, LLC and
333 West Wacker Drive and Controller .Length of Service - Since  formerly of Nuveen Investments, Inc.; Certified
Chicago, IL 60606                     inception                  Public Accountant.
(5/31/54)

James D. Grassi       Vice President .Term - Until July 2005     Vice President and Deputy Director of Compliance
4/13/56               and Chief      .Length of Service - Since  (since August, 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive   Compliance      2004                       Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606     Officer                                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                                 Institutional Advisory Corp. and Rittenhouse Asset
                                                                 Management, Inc.; formerly, Senior Attorney (1994-
                                                                 July 2004), The Northern Trust Company.

David J. Lamb         Vice President .Term - Until July 2005     Vice President of Nuveen Investments, LLC (since
333 West Wacker Drive                .Length of Service - Since  2000); prior thereto, Assistant Vice President (since
Chicago, IL 60606                     inception                  1999), formerly Associate of Nuveen Investments,
(3/22/63)                                                        LLC; Certified Public Accountant.

Tina M. Lazar         Vice President .Term - Until July 2005     Vice President of Nuveen Investments, LLC (since
333 West Wacker Drive                .Length of Service - Since  1999); prior thereto, Assistant Vice President (since
Chicago, IL 60606                     2002                       1993).
(6/27/61)


                                                        Number of
                                                      Portfolios in
                                                      Fund Complex
               Principal Occupation(s)                  Served by
                 During Past 5 Years                     Officer
----------------------------------------------------- -------------


Vice President (since 2002); formerly, Assistant Vice      146
President (since 2000); previously, Associate of
Nuveen Investments, LLC.


Vice President of Nuveen Investments, LLC (since           146
1999); prior thereto, Assistant Vice President from
1997 to 1999; formerly, Associate of Nuveen
Investments; Vice President and Treasurer of
Nuveen Senior Loan Asset Management Inc. (since
1999); Chartered Financial Analyst.

Vice President (since 2002) and Assistant General          146
Counsel (since 1998), formerly Assistant Vice
President (since 1998) of Nuveen Investments, LLC;
Vice President (since 2002) and Assistant Secretary
(since 1998), formerly Assistant Vice President of
Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.

Managing Director (since 2004), formerly Vice              146
President of Nuveen Investments, LLC; Vice
President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Managing Director (since 2002) of Nuveen                   146
Investments, LLC; Managing Director (since 2001),
formerly Vice President (since 1995) of Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.; Chartered Financial Analyst.

Vice President of Nuveen Investments, LLC and              146
formerly of Nuveen Investments, Inc.; Certified
Public Accountant.


Vice President and Deputy Director of Compliance           146
(since August, 2004) of Nuveen Investments, LLC,
Nuveen Investments Advisers Inc., Nuveen Asset
Management Inc., Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and Rittenhouse Asset
Management, Inc.; formerly, Senior Attorney (1994-
July 2004), The Northern Trust Company.

Vice President of Nuveen Investments, LLC (since           146
2000); prior thereto, Assistant Vice President (since
1999), formerly Associate of Nuveen Investments,
LLC; Certified Public Accountant.

Vice President of Nuveen Investments, LLC (since           146
1999); prior thereto, Assistant Vice President (since
1993).




                       Position(s)         Term of Office
  Name, Address and       Held             and Length of                       Principal Occupation(s)
    Date of Birth      with Funds           Time Served                          During Past 5 Years
--------------------- -------------- --------------------------  ----------------------------------------------------
Larry W. Martin       Vice President .Term - Until July 2005     Vice President, Assistant Secretary and Assistant
333 West Wacker Drive and Assistant  .Length of Service - Since  General Counsel of Nuveen Investments, LLC; Vice
Chicago, IL 60606     Secretary       inception                  President and Assistant Secretary of Nuveen
(7/27/51)                                                        Advisory Corp. and Nuveen Institutional Advisory
                                                                 Corp.; Assistant Secretary of Nuveen Investments,
                                                                 Inc.; Assistant Secretary of Nuveen Asset
                                                                 Management, Inc. (since 1997); Vice President
                                                                 (since 2000), Assistant Secretary and Assistant
                                                                 General Counsel (since 1998) of Rittenhouse Asset
                                                                 Management, Inc.; Vice President and Assistant
                                                                 Secretary of Nuveen Investments Advisers Inc. (since
                                                                 2002); Assistant Secretary of NWQ Investment
                                                                 Management Company, LLC (since 2002).

Edward F. Neild, IV   Vice President .Term - Until July 2005     Managing Director (since 2002), formerly Vice
333 West Wacker Drive                .Length of Service - Since  President of Nuveen Investments; Managing
Chicago, IL 60606                     inception                  Director (since 1997) of Nuveen Advisory Corp. and
(7/7/65)                                                         Nuveen Institutional Advisory Corp.; Chartered
                                                                 Financial Analyst.


                                                       Number of
                                                     Portfolios in
                                                     Fund Complex
              Principal Occupation(s)                  Served by
                During Past 5 Years                     Officer
---------------------------------------------------- -------------
Vice President, Assistant Secretary and Assistant         146
General Counsel of Nuveen Investments, LLC; Vice
President and Assistant Secretary of Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.; Assistant Secretary of Nuveen Investments,
Inc.; Assistant Secretary of Nuveen Asset
Management, Inc. (since 1997); Vice President
(since 2000), Assistant Secretary and Assistant
General Counsel (since 1998) of Rittenhouse Asset
Management, Inc.; Vice President and Assistant
Secretary of Nuveen Investments Advisers Inc. (since
2002); Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002).

Managing Director (since 2002), formerly Vice             146
President of Nuveen Investments; Managing
Director (since 1997) of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.



Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.



The trustees of the Trust are directors or trustees, as the case may be, of 146 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.



The following table shows, for each Trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by the Funds for their fiscal year ended July 31, 2004, (2) the amount of total compensation that has been deferred, and (3) the total compensation paid by the Nuveen funds during the calendar year ended July 31, 2004. The Funds have no retirement or pension plans.






                                                                   Total
                                                   Amount of   Compensation
                                     Aggregate       Total      From Funds
                                    Compensation Compensation    and Fund
                                      From the   that Has Been Complex Paid
   Name of Person, Position           Funds/1/    Deferred/2/  to Trustees/3/
   ------------------------         ------------ ------------- -------------
   William E. Bennett, Trustee/4/..    $1,032       $  945       $ 92,500
   Robert P. Bremner, Trustee......     1,144          154        114,167
   Lawrence H. Brown, Trustee......     1,125           --        114,500
   Jack B. Evans, Trustee..........     1,113          259        114,125
   William C. Hunter/5/............       237          212         42,375
   Anne E. Impellizzeri, Trustee/6/       993          893        177,600
   William L. Kissick, Trustee/6/..       903          527        160,750
   Thomas E. Leafstrand, Trustee/6/     1,131          686        113,250
   Peter R. Sawers, Trustee/6/.....     1,521        1,379        177,000
   William J. Schneider, Trustee...     1,156        1,035        115,417
   Judith M. Stockdale, Trustee....       601          145        103,750
   Sheila W. Wellington, Trustee/6/       571          518         98,000

--------

/1/ The compensation paid to the independent trustees for the fiscal year ended July 31, 2004 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.



/3/ Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending July 31, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory Corp. and NIAC.



/4/   Mr. Bennett resigned as Trustee on April 30, 2004.



/5/   Mr. Hunter became a Trustee on May 16, 2004.



/6 /Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.



Compensation



The trustee affiliated with Nuveen and NIAC serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $65,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.



Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of July 31, 2004:



                                                            Aggregate Dollar Range of
                                   Dollar Range             Equity Securities in All
                               of Equity Securities           Registered Investment
                                   in the Funds               Companies Overseen by
                        -----------------------------------   Trustee in Family of
Name of Trustee         International Fund Rittenhouse Fund   Investment Companies
---------------         ------------------ ---------------- -------------------------
Robert P. Bremner......  $      0          $ 10,001-$50,000        over $100,000
Laurence H. Brown......  $      0          $      0                over $100,000
Jack B. Evans..........  $50,001-$100,000  $50,001-$100,000        over $100,000
William C. Hunter......  $      0-$10,000  $      0              $10,001-$50,000
William S. Schneider...  $      0             over $100,000        over $100,000
Timothy R. Schwertfeger     over $100,000     over $100,000        over $100,000
Judith M. Stockdale....  $ 10,001-$50,000  $ 10,001-$50,000        over $100,000




The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Rittenhouse Asset Management, Inc. ("Rittenhouse"), NWQ Investment Management Company, LLC ("NWQ") or Nuveen.



Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


As of November 8, 2004, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.

The following table sets forth the percentage ownership of each person, who, as of November 8, 2004, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                          Percentage
                                                                          of Record
Name of Fund and Class                    Name and Address of Owner       Ownership
----------------------              ------------------------------------- ----------
Nuveen NWQ International Value Fund
  Class A Shares................... Charles Schwab & Co Inc                 24.16%
                                    For the benefit of their customers
                                    4500 Cherry Creek Dr. S
                                    Denver CO 80018

                                    Merrill Lynch, Pierce, Fenner & Smith   23.56%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484

  Class B Shares................... Merrill Lynch, Pierce, Fenner & Smith   39.38%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484
  Class C Shares................... Merrill Lynch, Pierce, Fenner & Smith   57.03%
                                    For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL 32246-6484
  Class R Shares................... Nuveen Investments, Inc.                38.62%
                                    International Growth R Seed Money A
                                    Attn: Peggy Wilson
                                    333 W. Wacker Dr.
                                    Chicago, IL 60606
                                    American Express Trust Co               17.43%
                                    Amer Exp Trust Ret Ser Pl
                                    U/A 07/01/89
                                    C/O Pat Brown
                                    P.O. Box 50534, AXP
                                    Financial Center
                                    Minneapolis, MN 55405-0534
                                    Nuveen Institutional Advisory Corp.     11.17%
                                    Nuveen European Value Cl R-Seed M
                                    Attn: Peggy Wilson
                                    333 West Wacker Drive
                                    Chicago, IL 60606
                                    Charles Schwab & Co Inc                 21.22%
                                    For the benefit of their customers
                                    P.O. Box 173797
                                    Denver CO 80217-3797
Nuveen Rittenhouse Growth Fund      Merrill Lynch, Pierce, Fenner & Smith   18.58%
  Class A Shares................... For the benefit of its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville, FL 32246-6484

                                                                 Percentage
                                                                 of Record
    Name of Fund and Class       Name and Address of Owner       Ownership
    ---------------------- ------------------------------------- ----------
        Class B Shares.... Merrill Lynch, Pierce, Fenner & Smith   44.36%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E FL 3
                           Jacksonville, FL 32246-6484
        Class C Shares.... Merrill Lynch, Pierce, Fenner & Smith   42.37%
                           For the benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E FL 3
                           Jacksonville, FL 32246-6484
        Class R Shares.... FIIOC as Agent for Qualified Employee    6.26%
                           Benefit Plans (401K)
                           FINOPS-IC Funds
                           100 Magellan Way
                           Covington, KY 41015-1987
                           American Express Trust Co               39.16%
                           Amer Exp Trust Ret Ser Pl
                           C/O Pat Brown
                           P.O. Box 50534, AXP Financial Center
                           Minneapolis, MN 55405-0534
                           Nuveen Investments Inc                   7.91%
                           Rittenhouse Long Term Comp Plan 2003
                           Attn: Peggy Wilson
                           333 W Wacker Dr.
                           Chicago IL 60606-1220



As of November 8, 2004, JNC owned approximately 38.62% of the outstanding shares of the Nuveen NWQ International Value Fund. As a result of its ownership, JNC is deemed to control the Fund and has the ability to considerably affect the outcome of any matter submitted to shareholders.


Committees


The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee. The Board of Trustees held three regular board meetings and eight special board meetings during the 2004 fiscal year.



Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee of each Fund did not hold any meetings during the fiscal year ended July 31, 2004.



The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, and Jack B. Evans. The Dividend Committee held three meetings during the fiscal year ended July 31, 2004.





The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, and William J. Schneider, trustees of each Fund who are not interested persons of each Fund. The Audit Committee held four meetings during the fiscal year ended July 31, 2004. The Audit Committee has adopted a written charter.



Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William C. Hunter, Judith M. Stockdale, and William J. Schneider. The Nominating and Governance Committee held three meetings during the fiscal year ended July 31, 2004.



The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held three meetings during the last fiscal year. The Committee has adopted a written charter.



Approval of Advisory Agreements


In 2004, the independent trustees of the Funds met with representatives of NIAC, NWQ and Rittenhouse (collectively the "Nuveen Advisers") to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the Nuveen Advisers. The trustees, in consultation with independent counsel reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the advisers; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the Fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.


In evaluating the nature and quality of the Nuveen Advisers' service, the trustees reviewed narrative and statistical information concerning the types of services the Nuveen Advisers provide, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Nuveen Advisers or their affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of the Nuveen Advisers. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on Fund performance expense ratios, portfolio composition, and sales activity.

The trustees considered the Nuveen Advisers' cost of providing services to determine whether their compensation is fair and reasonable and reviewed the Nuveen Advisers' expense allocation methodology. The trustees considered the ratio of the Nuveen Advisers' fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of the Nuveen Advisers' compensation, the trustees considered the following information, among other things:
(a) statements of the Nuveen Advisers' revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits the Nuveen Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (e) data with respect to the expense ratios of the Funds and comparable investment companies.


The trustees also compared the Nuveen Advisers' fee/expense ratios and profitability margins to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Nuveen Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Funds' advisory fees. The trustees reviewed economies of scale, including the breakpoints in the Funds' advisory fees.


In its review of the costs and profitability to the Nuveen Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the July 26, 2004 special meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.


The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Nuveen Advisers' fees are reasonable in light of the services provided to each Fund and that the Nuveen Advisers' investment advisory and sub-advisory agreements should be continued for another year.

Proxy Voting Procedures

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.


A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations on the voting of proxies relating to securities held by each Fund and managed by NWQ. ISS provides voting recommendations based upon established guidelines and practices. NWQ reviews ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee.

Rittenhouse votes proxies in a manner that, in its judgment, is in the best interest of clients. Rittenhouse has adopted proxy voting guidelines that are designed to provide guidance on how to address specific proposals as they arise. Rittenhouse developed its guidelines internally, with the assistance of third party consultants. Rittenhouse has established a Corporate Governance Committee for oversight of the proxy voting process. Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision), proxies shall be voted in a manner consistent with its guidelines. Where a material conflict of interest has been identified and the matter is not addressed in the guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the Fund's Board or its designee and seek direction. Rittenhouse utilizes a third party service platform to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

Although NWQ and Rittenhouse have affiliates that provide investment advisory, broker-dealer, insurance or other financial services, they do not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, NWQ and Rittenhouse are unable to consider such information in its process of determining whether there are material conflicts of interests.


Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                         FUND MANAGER AND SUB-ADVISERS

Fund Manager

NIAC acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the International Fund, NIAC has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NIAC's supervision, manages International Fund's investment portfolio. For the Rittenhouse Fund, NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NIAC's supervision, manages the Rittenhouse Fund's investment portfolio.


NIAC is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by NIAC, CCI, NWQ and Rittenhouse, see "Who Manages the Fund(s)" in the applicable Prospectus.


NIAC is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NIAC are subsidiaries of Nuveen Investments, Inc. which, in turn, is approximately 79% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.




For the fund management services and facilities furnished by NIAC, each Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of each Fund as specified in the Prospectus. Expense limitations may generally be waived at any time. In addition to the management fee, each Fund also pays its portion of the Nuveen Investment Trust II's general administrative expenses allocated in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A complex-wide fee schedule for all Funds managed by Nuveen and its affiliates, including the Funds, went into effect on August 1, 2004. This fee structure separates each fund's management fee into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately ..007% as of October 31, 2004. Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee. Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:





                                              Nuveen       Nuveen
                                                NWQ      Rittenhouse
                                           International   Growth
            Average Daily Net Assets        Value Fund      Fund
            ------------------------       ------------- -----------
            For the first $125 million....     .8500%       .6500%
            For the next $125 million.....     .8375%       .6375%
            For the next $250 million.....     .8250%       .6250%
            For the next $500 million.....     .8125%       .6125%
            For the next $1 billion.......     .8000%       .6000%
            For net assets over $2 billion     .7750%       .5750%



The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:



                                                     Complex-Level
              Complex-Level Assets/1/                  Fee Rate
              -----------------------                -------------
              First $55 billion.....................     .2000%
              Next $1 billion.......................     .1800%
              Next $1 billion.......................     .1600%
              Next $3 billion.......................     .1425%
              Next $3 billion.......................     .1325%
              Next $3 billion.......................     .1250%
              Next $5 billion.......................     .1200%
              Next $5 billion.......................     .1175%
              Next $15 billion......................     .1150%
              For Managed Assets over $91 billion/2/     .1400%

--------

/1/ The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/2 /With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.



The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the specified periods.



                                    Amount of Management Fees (Net of Amount of Fees Waived and
                                    Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                                    --------------------------------  --------------------------
                                    8/01/01-    8/01/02-   8/01/03-   8/01/01-  8/01/02- 8/01/03-
                                    7/31/02     7/31/03    7/31/04    7/31/02   7/31/03  7/31/04
                                    ----------  ---------- ---------- --------  -------- --------
Nuveen NWQ International Value Fund $  261,365  $   67,900 $  344,155 $--       $126,703 $     --
Nuveen Rittenhouse Growth Fund.....  3,926,265   2,511,353  2,439,673  --             --  155,774


The Funds, the other Nuveen funds, NIAC, the sub-advisers and other related entities have adopted codes of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust II's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


Sub-Advisers
NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ International Value Fund. NWQ manages and supervises the investment of the NWQ International Value Fund's assets on a discretionary basis, subject to the supervision of NIAC. JNC purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is JNC.

For the NWQ International Value Fund, NIAC pays NWQ a portfolio management fee that is 50% of NIAC's management fee net of all reimbursements, fee waivers and platform payments.

NWQ provides continuous advice and recommendations concerning the International Value Fund's investments, and are responsible for selecting the broker/dealers who execute the transactions of the respective portfolios.


NIAC has selected Rittenhouse Asset Management, Inc., Five Radnor Corporate Center, Radnor, PA 19087-9570, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the Rittenhouse Fund. Rittenhouse manages and supervises the investment of the Rittenhouse Fund's assets on a discretionary basis, subject to the supervision of NIAC. Rittenhouse is an investment management firm with over 20 years of experience and approximately $9.8 billion in assets under management as of September 30, 2004. Rittenhouse is a wholly-owned subsidiary of JNC. Under the Sub-Advisory Agreement, Rittenhouse is compensated by NIAC for its investment advisory services to the Rittenhouse Fund.

Out of the fund management fee, NIAC pays Rittenhouse a portfolio management fee based on the daily net assets of the Rittenhouse Fund at an annual rate as set forth below:

                                                 Rittenhouse
                    Daily Net Assets             Fund
                    ----------------             -----------
                    For the first $500 million..    0.35%
                    For assets over $500 million    0.30%

Rittenhouse provides continuous advice and recommendations concerning the Rittenhouse Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. In executing such transactions, Rittenhouse seeks to obtain the best net result for the Rittenhouse Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors.

The following table sets forth the fees paid by NIAC to NWQ and Rittenhouse for the funds for which they serve as sub-advisors:


                                           Amount Paid by NIAC to Sub-Advisor
                                           --------------------------------
                                           8/01/01-     8/01/02-   8/01/03-
                                           7/31/02      7/31/03    7/31/04
                                           ----------   ---------- ----------
    Nuveen NWQ International Value Fund(1) $   74,700   $   32,072 $  156,102
    Nuveen Rittenhouse Growth Fund........  1,643,001    1,045,553  1,081,212

--------

(1) CCI served as sub-adviser of the International Fund from inception to but not including October 7, 2002. NWQ currently serves as sub-adviser of the International Fund.

                             PORTFOLIO TRANSACTIONS

NWQ is responsible for decisions to buy and sell securities for the International Fund and Rittenhouse is responsible for such decisions for the Rittenhouse Fund. NWQ and Rittenhouse are also responsible for the applicable Fund, for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NWQ and Rittenhouse to seek the best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the respective advisor and its advisees. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, NWQ and Rittenhouse may consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

Section 28(e) of the 1934 Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, NWQ and Rittenhouse may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NWQ or Rittenhouse determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NWQ or Rittenhouse or a Fund. NWQ and Rittenhouse believe that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement, if applicable, provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to NWQ or Rittenhouse under the Sub-Advisory Agreements are not reduced as a result of receipt by either NIAC, NWQ or Rittenhouse of research services.

NWQ and Rittenhouse place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which each Fund effects its securities transactions may be used by NWQ and Rittenhouse in servicing all of their accounts; not all of such services may be used by NWQ or Rittenhouse in connection with a Fund. NWQ and Rittenhouse believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NWQ and Rittenhouse believe such costs to each Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. NWQ and Rittenhouse seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by NWQ and Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.


                                             Aggregate Amount of
                                             Brokerage Commissions
                                             --------------------------
                                             8/01/01- 8/01/02- 8/01/03-
                                             7/31/02  7/31/03  7/31/04
                                             -------- -------- --------
         Nuveen NWQ International Value Fund $223,564 $154,247 $ 45,371
         Nuveen Rittenhouse Growth Fund.....  365,472  250,086  150,900



The brokerage commissions paid by the International Fund were lower during the fiscal year ended July 31, 2004 than in the previous two fiscal years due in part to an increased use of lower cost brokerage services and a decrease in portfolio activity.



The brokerage commissions paid by the Rittenhouse Fund for the fiscal year ended July 31, 2004 were lower than the fiscal year ended July 31, 2003 primarily due to a decrease in portfolio activity.



During the fiscal year ended July 31, 2004, the International Fund and Rittenhouse Fund paid to brokers as commissions in return for research services $44,468 and $109,500, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $25,771,431 and $111,643,830, respectively.



The Funds have acquired during the fiscal year ended July 31, 2004, the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of the close of the fiscal year ended July 31, 2004:



                                                                                   Aggregate Fund
                                                                                   Holdings of
                                                                                   Broker/Dealer
                                                                                   or Parent
Fund                                Broker/Dealer                 Issuer           (as of July 31, 2004)
----                                ----------------------------- ---------------- ---------------------
Nuveen NWQ International Value Fund Deutsche Bank Securities Inc. Deutsche Bank AG      $  550,857
Nuveen Rittenhouse Growth Fund      Morgan Stanley Co., Inc.      Morgan Stanley         5,228,980


                                NET ASSET VALUE


Each Fund's net asset value per share is determined separately for each class of a Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain U.S.-traded American Depositary Receipts (ADRs) held by the NWQ International Value Fund that trade in only limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the New York Stock Exchange. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to no capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the


                                     .B-37
dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


Taxation of Capital Gains and Losses. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2009. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.


Taxation of Certain Ordinary Income Dividends. Pursuant to the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a-b           /6/
                      Yield=2[ (   -----+1  )         -1]
                                    cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.



Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

    The formula for beta is given by:

           Beta = (sigma) A * B / C

        where

           A = (Xi - X), i=1,..., N
           B = (Yi - Y), i=1,..., N
           C = S (Xi - X)2, i=1,..., N
           Xi = Security Return in period i
           Yi = Market Return in period i
           X = Average of all observations Xi
           Y = Average of all observations Yi
           N = Number of observations in the measurement period



All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representative of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of a Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from governmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and financial trends existing in foreign countries in order to illustrate the general investment opportunities in those countries. A Fund may present historical performance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how maintaining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") and Wiesenberger Investment Companies Service ("Wiesenberger") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar and Wiesenberger are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.



NWQ's Performance Record

The table below presents annual investment returns for the NWQ International Value Equity (ADR) Composite between January 1, 1997 and December 31, 2001 and the 2003 year-to-date returns through September 30, 2004. The NWQ International Value Equity (ADR) Composite represents the composite performance of the 1,891 managed accounts totalling approximately $419 million as of September 30, 2004, for which NWQ serves as investment advisor and that have substantially the same investment objectives and policies as the International Fund.



                                                 Annual Total Returns
                                                  for the Year Ending
                                                     December 31,
                                         -------------------------------------
                                 1/1/04-
                                 9/30/04  2003   2002    2001    2000    1999
                                 ------- ------ ------- ------- ------- ------
  NWQ International Value Equity
    (ADR) Composite (Gross)*.... 11.30%  47.30%   2.70%  -5.20%  -0.70% 32.20%
  NWQ International Value Equity
    (ADR) Composite (Net).......  9.90%  44.80%   0.80%  -7.30%  -3.20% 28.90%
  MSCI EAFE Index...............  4.27%  38.59% -15.94% -21.44% -14.17% 26.96%
  Lipper International Multi-Cap
    Value Fund Index............  5.37%  40.61% -11.24% -13.14%  -3.34% 21.78%



* The gross results for the NWQ International Value Equity (ADR) Composite are gross of all transaction costs. Accounts in the composite pay an all-inclusive fee based on the percentage of assets under management.


The gross performance results of the NWQ International Value Equity (ADR) Composite reflect the investment performance of the respective composites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Fund as summarized in the Fund's Prospectus and may be compared to the performance of the indices referenced below. The performance information of a Composite should not be interpreted as indicative of future performance of a fund. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The Lipper International Multi-Cap Value Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund Category and assumes reinvestment of all fund dividends and distributions.


The information shown reflects the past performance achieved by NWQ's managed accounts, and does not reflect past performance of the Fund. Past performance is not predictive of future results.



    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the applicable Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.


Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees, for those classes that pay such fees.



The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.


The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below.

Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on July 31, 2004 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



                                                                               Nuveen        Nuveen
                                                                               NWQ           Rittenhouse
                                                                               International Growth
                                                                               Fund          Fund
                                                                               ------------- -----------
Net Asset Value per share.....................................................    $20.82       $19.43
Per Share Sales Charge--5.75% of public offering price (6.10% and 6.12% of net
  asset value per share)......................................................      1.27         1.19
                                                                                  ------       ------
Per Share Offering Price to the Public........................................    $22.09       $20.62
                                                                                  ------       ------




Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the applicable Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.


For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


Reinvestment of Nuveen Defined Portfolio Distributions

You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.



Nuveen is no longer sponsoring new Defined Portfolios.




Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.


Group Purchase Programs

If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole when the purchases occur on the same day. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.


To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.



Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

   . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

   .  officers, trustees and former trustees of the Nuveen Funds;


   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);


   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.



Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:


   . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);



   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members;




   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;



   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


   . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.


In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of a Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).


The reduced sales charge programs may be modified or discontinued by a Fund at any time.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Investors may not purchase Class B shares if they are a single purchaser placing a purchase order of $100,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge


Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.


In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.


The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Frequent Trading Policy" below.)


Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind
Each Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

Frequent Trading Policy
The Funds' Frequent Trading Policy is as follows:

    Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.

    1. Definition of Round Trip

    A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

    2. Round Trip Trade Limitations

    Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being a part of a Round Trip trade by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

    3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

    In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.

    4. Definition of Frequent Trader

    An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

    5. Rules Governing Trades Placed by Frequent Traders

    Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

    6. Enforcement

    Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and (c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain distributors may be dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.



In addition, because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.


Redemption Fee Policy


The International Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged within 90 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the International Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a redeems or exchanges International Fund Shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The International Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders.



The redemption fee may be waived under the following circumstances: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans.



In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).



The Fund reserves the right to modify or eliminate redemption fee waivers at any time.




General Matters

Each Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.


In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.


Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of a Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, each Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.


In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.


If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.



The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.




Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS' sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule

12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.


The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.


                                                                                          Amount of Compensation
                                    Amount of Underwriting     Amount Retained by         on Redemptions and
                                    Commissions                Nuveen                     Repurchases
                                    -------------------------- -------------------------- --------------------------
                                    8/01/01- 8/01/02- 8/01/03- 8/01/01- 8/01/02- 8/01/03- 8/01/01- 8/01/02- 8/01/03-
                                    7/31/02  7/31/03  7/31/04  7/31/02  7/31/03  7/31/04  7/31/02  7/31/03  7/31/04
                                    -------- -------- -------- -------- -------- -------- -------- -------- --------
Nuveen NWQ International Value Fund   $  9     $ 4      $13      $--      $--       $2      $ 43     $ 23     $ 14
Nuveen Rittenhouse Growth Fund.....    150      61       55       17        8        7       994      542      473


Other compensation to certain dealers

NIAC and its advisory affiliate, Nuveen Advisory Corp., at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2004, NIAC expects that it will pay additional compensation to the following dealers;

    A.G. Edwards & Sons, Inc.
    American Express Financial Advisors Inc.
    Merrill Lynch, Pierce, Fenner & Smith, Inc.
    Prudential Investments LLC
    Raymond James Group
    Smith Barney
    UBS Financial Services Inc.
    Wachovia Securities LLC

                         DISTRIBUTION AND SERVICE PLANS


Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.


The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


During the fiscal year ended July 31, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.



                                                    12b-1 Fees
                                                    Incurred by
                                                   each Fund for
                                                  the fiscal year
                                                       ended
                                                   July 31, 2004
                                                  ---------------
              Nuveen NWQ International Value Fund
                  Class A........................   $   11,759
                  Class B........................       48,475
                  Class C........................       49,489
                                                    ----------
                      Total......................   $  109,723
              Nuveen Rittenhouse Growth Fund
                  Class A........................   $  156,124
                  Class B........................    1,328,916
                  Class C........................      981,383
                                                    ----------
                      Total......................   $2,466,423


Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.


  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT



PricewaterhouseCoopers LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.


The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

                              FINANCIAL STATEMENTS


The audited financial statements for each Fund appear in the each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.


                           GENERAL TRUST INFORMATION


Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are two series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.


The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

                             Issue Credit Ratings

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                 Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)  Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

MIG/VMIG Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1   This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leadingmarket positions in well-established industries.

--Highrates of return on funds employed.

--Conservativecapitalization structure with moderate reliance on debt and ample asset protection.

--Broadmargins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-establishedaccess to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DD,DDD, D    Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
             'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

               STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS
                               FOR COMMON STOCKS

The investment process involves assessment of various factors--such as products and industry position, corporate resources and financial policy--with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years--a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic changes in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

In addition, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for exceptions when the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+  Highest
    A High
  A- AboveAverage
B+ Average
   B BelowAverage
  B- Lower
  C Lowest
    D In  Reorganization

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-scoring stock may at times be so overpriced as to justify its sale, while a low-scoring stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects on management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                VALUE LINE FINANCIAL STRENGTH RATINGS CRITERIA

Value Line--Financial Strength Rating (A++, A+, A, B++, B+, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast majority of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rating of C+ is well below average, and C is reserved for companies with very serious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and senior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, fixed charge coverage, stock price stability, and company size.

                                                                  MAI-GRW-1104D

--------------------------------------------------------------------------------


Nuveen Investments
Equity Funds
--------------------------------------------------------------------------------
                                               Annual Report dated July 31, 2004
                                             -----------------------------------

For investors seeking long-term capital appreciation.

[PHOTO]



Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

[LOGO] Nuveen Investments

--
  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

-----------
            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
  Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Throughout most of the period covered by this report, your Fund benefited from a rising stock market. The Nuveen NWQ International Value Fund provided an attractive total return on net asset value compared to its benchmarks, while the Nuveen Rittenhouse Growth Fund also posted a positive total return on net asset value for the year, but lagged behind several widely watched equity indexes. For more details about your Fund's performance, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With the recent gains in the stock market, it is natural for some investors to consider increasing or decreasing their positions in particular investments. While we encourage you to take a strong interest in the performance of your investment portfolio, we urge you to discuss any investment changes with your financial advisor before you act. We remain convinced that maintaining a well-balanced portfolio, structured and monitored with the help of an investment professional, is an important way to help you reduce overall investment risk and position yourself to achieve your long-term financial goals. In this context, your Nuveen Investments Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 15, 2004



  "We remain convinced that maintaining a well-balanced portfolio, ... is an important way to help you reduce overall investment risk ..."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Nuveen NWQ International Value Fund

  We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc., owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the 12-month period that ended July 31, 2004.

--------------------------------------------------------------------------------


What kind of market environment did the Fund encounter during the 12-month reporting period that ended July 31, 2004?

International stock markets broadly followed the same trends as the U.S. market during the Fund's fiscal year, starting off very strong but becoming more challenging since January 2004. The U.S. economy benefited significantly from the large stimuli injected into the economy in the form of tax rebates and mortgage refinancings. As the United States remains the growth engine of the world, these beneficial effects flowed to other markets around the globe. Additionally, Asian stock markets benefited from developments closer to home, such as strong economic growth in China and cautious optimism that Japan's economy had turned a corner after years of recession.

Beginning in early 2004, conditions became more challenging for stocks as investors came to grips with a number of factors depressing equity values. These factors included geopolitical threats, highlighted by the March 2004 Madrid train bombings and continued instability in Iraq; evidence that the U.S. Federal Reserve Board would be forced to raise interest rates to avoid potential inflation (the Fed did, in fact, raise rates late in the period); fears that record-high oil prices would choke off economic growth; and indications that China would proactively seek to slow down its fast-growing economy. More moderate economic growth in the United States also helped dampen investors' expectations. Against this backdrop, global stock markets retrenched during the second half of the period but finished the 12-month reporting period in positive territory.

How did the Fund perform in this environment?

The table on the next page shows the Fund's total return as well as the performance of relevant benchmarks for the 12 months ended July 31, 2004. The Fund performed well on an absolute basis and also outperformed its benchmark based on net asset value, the MSCI EAFE Index, and peer group, the Lipper International Funds Index. The Fund's strong results can be attributed to strong security selection during a mostly favorable market environment.

What was your management approach during the period?

There were no broad strategic changes during the past 12 months. We continued to focus on individual stock-picking. As the period began, the portfolio still included a weighting in information technology stocks. Such holdings had performed particularly well as we entered the reporting period, and we continued to pare them back until we liquidated our position as the Fund's fiscal year proceeded. We also reduced the Fund's exposure to Chinese stocks. With the proceeds of these sales, we purchased securities that, in our opinion, may offer our shareholders more attractive values. All of these moves represented a general trend toward eliminating some of the portfolio's more volatile names and adding more conservative positions with relatively defensive characteristics. Such a defensive approach hindered performance late in 2003, as the market rally was concluding, but helped results in most of 2004 as economically sensitive stocks trailed their more defensive counterparts.

--------------------------------------------------------------------------------
Theviews expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns
as of 7/31/04
--------------------------------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1-Year (12/20/99)
                                                 -----------------
             Nuveen NWQ International Value Fund
              A Shares at NAV                    31.21%      1.07%
              A Shares at Offer                  23.64%     -0.22%
             Lipper International Funds Index/1/ 25.08%     -4.50%
             MSCI EAFE Index/2/                  22.34%     -6.65%
             -----------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


Stocks added during the period included a variety of oil companies, ranging from relatively conservative to somewhat aggressive. When we purchased them, oil shares in general had not fully participated in the market rally, even though oil had become much more expensive - and, thus, the companies more valuable. We believed this disconnect provided the portfolio with considerable downside protection coupled with significant upside opportunity if the rise in the price of oil proves sustainable.

We also added to the Fund's holdings in the telecommunications services industry, increasing our position in Chungwha Telecom and initiating a position in KT Corporation. Due to well publicized competitive and regulatory challenges, this sector of the market has been out of favor in recent years, especially during the market's ascent, and offered what we believed were good value opportunities.

What were some of the stocks that helped relative performance during the reporting period?

On the back of a strengthening Japanese economy, many of our investments in Japan performed very well for the Fund during the 12-month period. In particular, we benefited from positions in names such as Makita, a manufacturer of power tools; Kirin Brewery, one of the world's largest brewers; and Nintendo, a leading maker of electronic gaming products. Also, a stronger economy helped some of the portfolio's materials stocks, including WMC Resources, while in the energy sector, the Fund's holdings in Canadian Natural Resources, an oil and natural gas exploration and production company, added to relative performance.

What were some of the stocks that hurt relative performance?

Results were hampered by our various holdings in the gold sector, including Gold Fields, a South African-based gold mining company. South African miners are struggling due to their very strong local currency which effectively raised their costs and hurt profit margins. Also, Korea Electric Power turned in largely flat results during the fiscal year, significantly underperforming the overall


--------------------------------------------------------------------------------
1The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds Category. The since inception data for the index represents returns for the period 12/31/99 - 7/31/04, as the returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
 Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
portfolio's performance. Korea Electric Power did not pass high oil prices through to its customers, which hurt the company's profitability. Finally, performance suffered from an investment in German car manufacturer Volkswagen, a stock we sold during the period. Volkswagen's earnings declined as a result of aggressive sales incentives in the U.S. market and the weak German economy.


--------------------------------------------------------------------------------


     Growth of an Assumed $10,000 Investment

     Nuveen NWQ International Value Fund

                                    [CHART]

               Nuveen NWQ International     Nuveen NWQ International    Lipper International          MSCI EAFE
Date                Value Fund (NAV)            Value Fund (Offer)           Funds Index                Index
12/31/1999            $10,000                      $ 9,425                     $10,000                 $10,000
01/31/2000             10,018                        9,442                       9,415                   9,365
02/29/2000             12,503                       11,785                      10,036                   9,617
03/31/2000             11,942                       11,255                      10,062                   9,990
04/30/2000             10,786                       10,166                       9,425                   9,465
05/31/2000              9,868                        9,301                       9,165                   9,234
06/30/2000             10,664                       10,050                       9,590                   9,595
07/31/2000             10,476                        9,874                       9,279                   9,193
08/31/2000             11,061                       10,425                       9,436                   9,273
09/30/2000             10,704                       10,089                       8,886                   8,821
10/31/2000              9,932                        9,361                       8,584                   8,613
11/30/2000              9,265                        8,732                       8,221                   8,290
12/31/2000              9,754                        9,193                       8,528                   8,584
01/31/2001              9,379                        8,840                       8,578                   8,580
02/28/2001              8,699                        8,198                       7,976                   7,936
03/31/2001              7,853                        7,402                       7,415                   7,407
04/30/2001              8,365                        7,884                       7,866                   7,922
05/31/2001              8,036                        7,574                       7,676                   7,642
06/30/2001              7,643                        7,204                       7,459                   7,330
07/31/2001              7,410                        6,984                       7,266                   7,196
08/31/2001              7,360                        6,937                       7,119                   7,014
09/30/2001              6,583                        6,205                       6,343                   6,304
10/31/2001              6,734                        6,347                       6,515                   6,465
11/30/2001              7,118                        6,709                       6,758                   6,704
12/31/2001              7,173                        6,760                       6,879                   6,743
01/31/2002              6,931                        6,532                       6,601                   6,385
02/28/2002              7,027                        6,622                       6,693                   6,430
03/31/2002              7,314                        6,894                       7,047                   6,808
04/30/2002              7,196                        6,782                       7,097                   6,822
05/31/2002              7,227                        6,812                       7,198                   6,909
06/30/2002              7,063                        6,657                       6,914                   6,634
07/31/2002              6,373                        6,007                       6,224                   5,979
08/31/2002              6,300                        5,938                       6,229                   5,965
09/30/2002              5,715                        5,387                       5,558                   5,325
10/31/2002              5,816                        5,481                       5,846                   5,611
11/30/2002              6,264                        5,903                       6,123                   5,865
12/31/2002              6,254                        5,895                       5,927                   5,668
01/31/2003              6,172                        5,817                       5,710                   5,432
02/28/2003              5,999                        5,654                       5,541                   5,307
03/31/2003              5,907                        5,567                       5,405                   5,203
04/30/2003              6,332                        5,968                       5,940                   5,713
05/31/2003              6,940                        6,541                       6,322                   6,060
06/30/2003              7,036                        6,631                       6,471                   6,206
07/31/2003              7,314                        6,894                       6,652                   6,356
08/31/2003              7,652                        7,212                       6,844                   6,510
09/30/2003              7,977                        7,518                       6,982                   6,710
10/31/2003              8,388                        7,906                       7,398                   7,128
11/30/2003              8,603                        8,108                       7,547                   7,286
12/31/2003              9,085                        8,563                       8,061                   7,855
01/31/2004              9,118                        8,593                       8,234                   7,966
02/29/2004              9,417                        8,876                       8,423                   8,150
03/31/2004              9,657                        9,102                       8,464                   8,196
04/30/2004              9,399                        8,858                       8,212                   8,011
05/31/2004              9,431                        8,889                       8,207                   8,027
06/30/2004              9,777                        9,215                       8,372                   8,214
07/31/2004              9,597                        9,045                       8,098                   7,947



The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ International Value Fund compared with the corresponding indexes. The Lipper International Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley Capital International
(MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/04               Nuveen NWQ International Value Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $20.82   $20.13   $20.14   $20.91
               --------------------------------------------------
               Inception Date 12/20/99 12/20/99 12/20/99 12/20/99
               --------------------------------------------------

Effective October 7, 2002, based upon the determination of the Fund's Board of Trustees and a shareholder vote, the Fund's sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                31.21%     23.64%
                        ------------------------------------------
                        Since Inception        1.07%     -0.22%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                30.00%     26.00%
                        ------------------------------------------
                        Since Inception        0.20%     -0.23%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                29.96%
                        ------------------------------------------
                        Since Inception        0.23%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                31.31%
                        ------------------------------------------
                        Since Inception        1.21%
                        ------------------------------------------

                 Top Five Stock Holdings/1/
                 Barrick Gold Corporation                  3.6%
                 ----------------------------------------------
                 Wacoal Corp. Sponsored ADR                3.5%
                 ----------------------------------------------
                 Swisscom AG Sponsored ADR                 3.3%
                 ----------------------------------------------
                 DSM NV Sponsored ADR                      3.2%
                 ----------------------------------------------
                 Kirin Brewery Company, Ltd. Sponsored ADR 3.2%
                 ----------------------------------------------

                        Average Annual Total Returns as of 6/30/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                38.96%     30.97%
                        ------------------------------------------
                        Since Inception        1.51%      0.19%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                37.57%     33.57%
                        ------------------------------------------
                        Since Inception        0.63%      0.20%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                37.70%
                        ------------------------------------------
                        Since Inception        0.66%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                38.93%
                        ------------------------------------------
                        Since Inception        1.65%
                        ------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  91.0%
Repurchase Agreements      9.0%

           Portfolio Statistics
           Net Assets ($000)                                  $37,796
           ----------------------------------------------------------
           Number of Stocks                                        40
           ----------------------------------------------------------
           Expense Ratio/2/                                     1.74%
           ----------------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement.

                            Annual Report l Page 5

  Fund Spotlight as of 7/31/04               Nuveen NWQ International Value Fund

================================================================================

Country Allocation/1/
Japan                 25.0%
---------------------------
United Kingdom        14.3
---------------------------
South Korea            5.8
---------------------------
United States          5.5
---------------------------
Italy                  4.7
---------------------------
Canada                 4.6
---------------------------
Switzerland            4.3
---------------------------
Germany                4.2
---------------------------
Australia              3.5
---------------------------
Netherlands            3.2
---------------------------
Hong Kong              3.1
---------------------------
Finland                3.0
---------------------------
Taiwan                 2.9
---------------------------
Portugal               2.6
---------------------------
France                 2.2
---------------------------
South Africa           2.1
---------------------------
Repurchase Agreements  9.0
---------------------------


1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.

Sectors/1/
Consumer Discretionary     18.9%
--------------------------------
Materials                  15.0%
--------------------------------
Consumer Staples           14.0%
--------------------------------
Utilities                  11.8%
--------------------------------
Telecommunication Services 10.8%
--------------------------------
Energy                      8.6%
--------------------------------
Industrials                 6.6%
--------------------------------
Other                       5.3%
--------------------------------
Repurchase Agreements       9.0%
--------------------------------

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/04) $1,000.00 $1,000.00 $1,048.90 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/04)    $1,052.60 $1,048.40 $1,048.90 $1,053.90 $1,016.70 $1,012.96 $1,012.96 $1,017.95
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    8.44 $   12.26 $   12.26 $    7.17 $    8.30 $   12.04 $   12.04 $    7.04
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.65%, 2.40%, 2.40% and 1.40% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                             Annual Report  Page 6

  Portfolio Manager's Comments

  Nuveen Rittenhouse Growth Fund

  We recently spoke with John P. Waterman, the portfolio manager for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and on the performance of the Fund for the 12-month period ended July 31, 2004.

--------------------------------------------------------------------------------

What type of market environment did the Fund encounter during the 12-month reporting period ended July 31, 2004?

It was an up-and-down 12 months for stock prices, as investors tried to make sense of a variety of seemingly contradictory economic data. On the positive side, corporate earnings continued their strong recovery. Halfway through 2004, for example, the companies in the Standard & Poor's 500 Index reported their third consecutive quarter of earnings expansion exceeding 25%, something that hadn't happened in more than three decades. Such strong growth in profits helped propel stock prices for roughly the first half of 2004.

The strong earnings environment, however, was counterbalanced by a mixed economic picture that stalled the market's momentum during most of 2004. Employment failed to grow as quickly as many analysts expected; inflation appeared on the rise; and the nation's economy, after extremely robust growth during the third quarter of 2003, showed signs of moderating. The rapidly rising price of oil was a major reason for the slowdown, as the high oil prices have acted as a brake on the economy. Oil prices helped the performance of stocks in the energy sector but hurt those in most other sectors.

Other factors weighed on the market as well. Investors continued to worry about geopolitics, with the threat of terrorism remaining omnipresent and instability in Iraq a growing concern. Investors also were seemingly nervous about the upcoming U.S. presidential race, since the outcome of the election may have a substantial impact on the stock market's future direction.

How did the Fund perform during the 12 months ended July 31, 2004?

As shown in the table on the next page, the Fund trailed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, along with its peer group average, the Lipper Large-Cap Growth Funds Index, for the reporting period.

The Fund's relative underperformance resulted from our emphasis on high-quality growth companies with relatively stable earnings and strong balance sheets, companies that were out of favor during the period and, in fact, have been for the last several years. Especially during the first half of the reporting period, stock investors tended to prefer lower-quality stocks, economically sensitive businesses whose earnings were likely to surprise on the upside during periods of growth.

We do believe however, that record-high corporate profits will make it relatively more difficult for low-quality stocks to continue to generate the strong earnings growth they have seen in recent periods and raise the odds that these lower-quality stocks will experience downward earnings revisions and negative earnings surprises.


--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 7

Class A Shares--
Average Annual Total Returns
as of 7/31/04
--------------------------------------------------------------------------------

                                                           Since
                                                         Inception
                                           1-Year 5-Year (12/31/97)
                                           ------------------------
            Nuveen Rittenhouse Growth Fund
            A Shares at NAV                 4.86% -4.99%     -0.39%
            A Shares at Offer              -1.17% -6.10%     -1.29%
            Lipper Large-Cap Growth Funds
              Index/1/                      6.14% -7.78%     -0.20%
            Russell 1000 Growth Index/2/    8.51% -6.96%      0.51%
            S&P 500 Index/3/               13.17% -2.24%      3.45%
            -------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

A second, lesser negative impact on results came from our lack of investment in energy companies, which, due to unexpectedly high oil prices, were among the best performers during the period. We do not generally own energy stocks because they tend to lack consistent earnings. Rather, their earnings are closely aligned with energy prices, which we do not believe we can reliably predict. Not owning these stocks during the period, however, hurt the Fund's recent performance relative to its benchmarks.

What was your management approach during the reporting period?

Our overall management approach does not change from reporting period to reporting period. We continued to base our investment decisions on the premise that earnings drive stock prices over the long term. We continued to look to buy financially strong companies we believed were likely to sustain their earnings growth. We conduct thorough research and seek to find the very best 35 to 40 large-cap growth names for our portfolio. We are patient investors and are willing to hold stocks for an extended period, even through short-term challenges, if we are confident in their prospects. We do not follow the leader by buying whatever stocks are hot at the moment. We prefer to focus on proven, established companies we believe can deliver reliable earnings growth over the next three to five years.

What were some of the stocks that helped the Fund's performance?

Conglomerate General Electric was the portfolio's top positive contributor to total return performance throughout the past 12-month reporting period. Following several years of challenging conditions, GE's businesses recently appear to have turned a corner and are enjoying a stronger environment for their products and services. In particular, the company benefited from a more stable climate for its power turbine and jet engine businesses, which have improved along with the economy and boosted GE's earnings.

The portfolio also benefited from two stocks with identical-sounding names but in very different businesses: Sysco and Cisco. Food-products distribution company Sysco continued to generate solid earnings that have outpaced those of the typical consumer staples stock. Cisco, whose products help route much of the world's Internet traffic, benefited, along with many other technology companies, from the market's recent

--------------------------------------------------------------------------------
1The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.


                             Annual Report  Page 8
ascent, although the company did give back some of its gains toward period end.

Which of your investments hurt Fund performance during the reporting period?

Fund total return during the period was hampered by investments in Amgen, Eli Lilly, and Marsh & McLennan. While earnings for Amgen, a leading biotechnology firm, remained strong, investors were concerned about how recent changes in the reimbursement of Medicare claims would affect the company's earnings and its long-term growth potential. Pharmaceutical stock Eli Lilly was hurt by concerns about a loss of market share in one of its major drugs, Zyprexa, for treating schizophrenia. We continued to own the stock because we believed in its long-term growth prospects, it faces no near term patent expirations, and it has a very strong portfolio of new drugs coming to market the next several years. Finally, Marsh & McLennan (MMC), the world's largest insurance brokerage company, saw its shares fall following questions about the firm's earnings. These questions stemmed from problems with MMC's Putnam Investments unit, one of the companies involved in last year's mutual fund trading scandals.
Investors also had concerns about pricing power in the property-casualty business, which provides a significant portion of the company's profits. We have continued to evaluate the Fund's position in MMC.
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Rittenhouse Growth Fund

                                    [CHART]

                Nuveen Rittenhouse     Nuveen Rittenhouse     Lipper Large-Cap     Russell 1000         S&P 500
Date             Growth Fund (NAV)     Growth Fund (Offer)   Growth Funds Index    Growth Index          Index
----------      ------------------     -------------------   ------------------    ------------        ---------
12/31/1997          10,000                     9,425                10,000             10,000            10,000
01/31/1998          10,220                     9,632                10,177             10,299            10,111
02/28/1998          10,810                    10,188                10,955             11,073            10,840
03/31/1998          11,185                    10,542                11,464             11,515            11,395
04/30/1998          11,304                    10,654                11,657             11,674            11,510
05/31/1998          11,084                    10,447                11,395             11,343            11,312
06/30/1998          11,594                    10,927                12,047             12,037            11,771
07/31/1998          11,374                    10,720                12,041             11,957            11,645
08/31/1998           9,739                     9,179                10,075             10,163             9,964
09/30/1998          10,334                     9,740                10,807             10,943            10,600
10/31/1998          11,359                    10,706                11,504             11,823            11,462
11/30/1998          11,919                    11,234                12,295             12,723            12,158
12/31/1998          12,527                    11,807                13,647             13,870            12,858
01/31/1999          12,643                    11,916                14,533             14,684            13,396
02/28/1999          12,502                    11,783                13,936             14,013            12,979
03/31/1999          12,809                    12,072                14,727             14,752            13,498
04/30/1999          12,869                    12,129                14,777             14,771            14,021
05/31/1999          12,297                    11,590                14,288             14,318            13,690
06/30/1999          13,055                    12,304                15,281             15,320            14,450
07/31/1999          12,584                    11,860                14,801             14,833            13,999
08/31/1999          12,804                    12,068                14,804             15,074            13,930
09/30/1999          12,283                    11,576                14,655             14,758            13,549
10/31/1999          13,596                    12,814                15,779             15,872            14,406
11/30/1999          13,827                    13,032                16,558             16,729            14,702
12/31/1999          14,291                    13,470                18,398             18,469            15,565
01/31/2000          13,880                    13,082                17,660             17,603            14,783
02/29/2000          13,408                    12,637                18,589             18,464            14,504
03/31/2000          14,491                    13,658                19,894             19,786            15,922
04/30/2000          14,587                    13,748                18,354             18,844            15,443
05/31/2000          14,305                    13,483                17,297             17,894            15,126
06/30/2000          14,998                    14,135                18,440             19,250            15,500
07/31/2000          14,591                    13,752                18,066             18,448            15,258
08/31/2000          15,299                    14,419                19,629             20,117            16,206
09/30/2000          14,852                    13,998                18,131             18,214            15,350
10/31/2000          14,897                    14,041                17,172             17,353            15,286
11/30/2000          14,170                    13,355                14,867             14,795            14,081
12/31/2000          14,250                    13,431                14,775             14,327            14,150
01/31/2001          13,919                    13,119                15,205             15,317            14,652
02/28/2001          12,710                    11,980                12,851             12,716            13,316
03/31/2001          11,742                    11,067                11,516             11,333            12,472
04/30/2001          12,560                    11,838                12,753             12,766            13,441
05/31/2001          12,530                    11,809                12,656             12,579            13,531
06/30/2001          11,963                    11,275                12,292             12,287            13,202
07/31/2001          11,998                    11,308                11,851             11,980            13,073
08/31/2001          11,246                    10,599                10,951             11,000            12,255
09/30/2001          10,624                    10,013                 9,849              9,902            11,264
10/31/2001          10,724                    10,107                10,258             10,422            11,479
11/30/2001          11,607                    10,939                11,197             11,423            12,360
12/31/2001          11,527                    10,864                11,249             11,402            12,469
01/31/2002          11,201                    10,557                10,995             11,200            12,287
02/28/2002          10,920                    10,292                10,540             10,735            12,050
03/31/2002          11,170                    10,528                10,963             11,107            12,503
04/30/2002          10,217                     9,630                10,233             10,200            11,745
05/31/2002           9,921                     9,351                10,047              9,953            11,658
06/30/2002           9,320                     8,784                 9,229              9,033            10,828
07/31/2002           8,768                     8,264                 8,534              8,536             9,985
08/31/2002           8,883                     8,372                 8,581              8,562            10,049
09/30/2002           7,965                     7,507                 7,750              7,674             8,957
10/31/2002           8,798                     8,292                 8,346              8,377             9,745
11/30/2002           8,863                     8,353                 8,692              8,832            10,319
12/31/2002           8,392                     7,909                 8,086              8,222             9,714
01/31/2003           8,191                     7,720                 7,899              8,022             9,459
02/28/2003           8,061                     7,597                 7,815              7,985             9,317
03/31/2003           8,261                     7,786                 7,962              8,134             9,408
04/30/2003           8,853                     8,344                 8,544              8,735            10,183
05/31/2003           9,064                     8,543                 8,963              9,171            10,719
06/30/2003           9,054                     8,533                 9,037              9,297            10,857
07/31/2003           9,294                     8,760                 9,300              9,529            11,048
08/31/2003           9,390                     8,850                 9,528              9,766            11,263
09/30/2003           9,294                     8,760                 9,325              9,662            11,144
10/31/2003           9,716                     9,157                 9,891             10,205            11,774
11/30/2003           9,721                     9,162                 9,985             10,312            11,878
12/31/2003          10,032                     9,455                10,267             10,669            12,500
01/31/2004          10,192                     9,606                10,464             10,886            12,730
02/29/2004          10,338                     9,743                10,509             10,956            12,907
03/31/2004          10,152                     9,568                10,391             10,752            12,712
04/30/2004           9,947                     9,375                10,159             10,627            12,513
05/31/2004          10,022                     9,445                10,342             10,825            12,684
06/30/2004          10,087                     9,507                10,490             10,960            12,930
07/31/2004           9,746                     9,186                 9,870             10,341            12,502


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Rittenhouse Growth Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 7/31/04                    Nuveen Rittenhouse Growth Fund

================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $19.43   $18.50   $18.51   $19.75
               --------------------------------------------------
               Inception Date 12/31/97 12/31/97 12/31/97 12/31/97
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                        Average Annual Total Returns as of 7/31/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 4.86%     -1.17%
                        ------------------------------------------
                        5-Year                -4.99%     -6.10%
                        ------------------------------------------
                        Since Inception       -0.39%     -1.29%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 4.05%      0.05%
                        ------------------------------------------
                        5-Year                -5.71%     -5.90%
                        ------------------------------------------
                        Since Inception       -1.13%     -1.13%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 4.05%
                        ------------------------------------------
                        5-Year                -5.71%
                        ------------------------------------------
                        Since Inception       -1.13%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 5.11%
                        ------------------------------------------
                        5-Year                -4.77%
                        ------------------------------------------
                        Since Inception       -0.15%
                        ------------------------------------------

                    Top Five Stock Holdings/1/
                    General Electric Company           5.2%
                    ---------------------------------------
                    American International Group, Inc. 4.8%
                    ---------------------------------------
                    Pfizer Inc.                        4.6%
                    ---------------------------------------
                    Microsoft Corporation              4.2%
                    ---------------------------------------
                    Citigroup Inc.                     4.1%
                    ---------------------------------------

                        Average Annual Total Returns as of 6/30/04

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                11.41%      5.01%
                        ------------------------------------------
                        5-Year                -5.03%     -6.15%
                        ------------------------------------------
                        Since Inception        0.13%     -0.78%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                10.56%      6.56%
                        ------------------------------------------
                        5-Year                -5.75%     -5.94%
                        ------------------------------------------
                        Since Inception       -0.61%     -0.61%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                10.55%
                        ------------------------------------------
                        5-Year                -5.75%
                        ------------------------------------------
                        Since Inception       -0.61%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                11.64%
                        ------------------------------------------
                        5-Year                -4.82%
                        ------------------------------------------
                        Since Inception        0.37%
                        ------------------------------------------

Portfolio Allocation/1/

                                     [CHART]

Equities                  96.5%
Repurchase Agreements      3.5%

              Portfolio Statistics
              Net Assets ($000)                          $271,186
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $121 billion
              ---------------------------------------------------
              Number of Stocks                                 38
              ---------------------------------------------------
              Expense Ratio/2/                              1.43%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement.

                            Annual Report l Page 10

  Fund Spotlight as of 7/31/04                    Nuveen Rittenhouse Growth Fund

================================================================================


Sectors/1/
Financials             19.2%
----------------------------
Healthcare             19.0%
----------------------------
Consumer Staples       18.4%
----------------------------
Information Technology 18.1%
----------------------------
Industrials            12.9%
----------------------------
Consumer Discretionary  8.9%
----------------------------
Repurchase Agreements   3.5%
----------------------------

1As a percentage of total holdings as of July 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Hypothetical Performance
                                            Actual Performance                    (5% return before expenses)
                                  ----------------------------------------  ---------------------------------------
                                   A Shares  B Shares  C Shares  R Shares    A Shares  B Shares  C Shares  R Shares
-------------------------------------------------------------------------------------------------------------------
Beginning Account Value (2/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00 $1,000.00
-------------------------------------------------------------------------------------------------------------------
Ending Account Value (7/31/04)    $  956.20 $  952.60 $  952.70 $  957.30   $1,017.90 $1,014.16 $1,014.16 $1,019.15
-------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    6.88 $   10.52 $   10.52 $    5.66   $    7.09 $   10.85 $   10.85 $    5.84
-------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.41%, 2.16%, 2.16% and 1.16% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                            Annual Report  Page 11

Portfolio of Investments
NUVEEN NWQ INTERNATIONAL VALUE FUND
July 31, 2004

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 91.3%

        Consumer Discretionary - 19.0%

 38,122 Dai Nippon Printing Co., Ltd. Unsponsored ADR                $      1,078,792

 35,740 Fuji Photo Film Co., Ltd. Unsponsored ADR                           1,081,135

 59,300 Makita Corporation Sponsored ADR                                      850,955

 76,500 Matsushita Electric Industrial Co., Ltd. Sponsored ADR              1,029,690

 76,228 Nintendo Co., Ltd. ADR                                              1,071,003

 71,870 Sekisui House, Ltd. Sponsored ADR                                     729,481

 25,983 Wacoal Corp. Sponsored ADR                                          1,338,125
-------------------------------------------------------------------------------------
        Consumer Staples - 14.1%

 62,800 Associated British Foods PLC Unsponsored ADR                          719,449

 56,291 J Sainsbury plc Sponsored ADR                                       1,097,677

121,500 Kirin Brewery Company, Ltd. Sponsored ADR                           1,202,850

 90,075 Shiseido Company, Limited Sponsored ADR                             1,125,938

 48,339 Tate & Lyle plc Sponsored ADR                                       1,174,638
-------------------------------------------------------------------------------------
        Energy - 8.6%

 11,498 Canadian Natural Resources Ltd.                                       381,504

 10,700 Eni S.p.A. Sponsored ADR                                            1,099,104

  8,443 Shell Transport & Trading Company plc Sponsored ADR                   369,803

 20,089 Suncor Energy, Inc.                                                   582,179

 11,500 Technip SA ADR                                                        403,650

  4,300 Total SA Sponsored ADR                                                418,605
-------------------------------------------------------------------------------------
        Financials - 2.4%

  7,926 Deutsche Bank AG                                                      550,857

  5,600 UBS AG Registered                                                     373,912
-------------------------------------------------------------------------------------
        Healthcare - 2.8%

 18,635 Schering AG ADR                                                     1,053,809
-------------------------------------------------------------------------------------
        Industrials - 6.6%

 47,680 BAE Systems plc Sponsored ADR                                         758,112

 87,430 Metso Corporation Sponsored ADR                                     1,140,962

 33,000 Tomkins plc Sponsored ADR                                             613,800
-------------------------------------------------------------------------------------
        Materials - 15.1%

 47,680 Alumina Limited Sponsored ADR                                         699,466

 11,400 AngloGold Ashanti Limited Sponsored ADR                               373,806

 71,378 Barrick Gold Corporation                                            1,364,747

 96,100 DSM NV Sponsored ADR                                                1,220,470

 39,510 Gold Fields Limited Sponsored ADR                                     405,373

 11,080 POSCO ADR                                                             401,982

  5,823 Rio Tinto plc Sponsored ADR                                           610,658

 41,400 WMC Resources Limited Sponsored ADR                                   613,548
-------------------------------------------------------------------------------------
        Telecommunication Services - 10.8%

 69,516 Chunghwa Telecom Co., Ltd. ADR                                      1,117,817

 58,268 KT Corporation Sponsored ADR                                        1,036,588

----
12

                                                                                     Market
      Shares Description                                                              Value
-------------------------------------------------------------------------------------------
             Telecommunication Services (continued)

      38,500 Swisscom AG Sponsored ADR                                    $      1,256,640

      31,688 Telecom Italia S.p.A., Sponsored ADR                                  681,292
-------------------------------------------------------------------------------------------
             Utilities - 11.9%

     209,810 CLP Holdings Limited Sponsored ADR                                  1,164,446

      37,190 EDP - Electricidade de Portugal, S.A. Sponsored ADR                   999,667

     124,925 Korea Electric Power Corporation (KEPCO) Sponsored ADR              1,158,053

      61,490 United Utilities plc Sponsored ADR                                  1,169,540
-------------------------------------------------------------------------------------------
             Total Common Stocks (cost $27,716,873)                             34,520,123
             ----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 9.1%

    $  3,414 State Street Bank Repurchase Agreement, 1.250%, dated               3,414,000
              7/30/04, due 8/02/04, repurchase price
              $3,414,356, collateralized by $2,855,000 U.S. Treasury
              Bonds, 6.750%, due 8/15/26, value $3,483,100
-------------------------------------------------------------------------------------------
             Total Repurchase Agreements (cost $3,414,000)                       3,414,000
             ----------------------------------------------------------------------------
             Total Investments (cost $31,130,873) - 100.4%                      37,934,123
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4%)%                              (138,162)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $     37,795,961
             ----------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31, 2004

                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 97.2%

        Consumer Discretionary - 9.0%

142,000 Bed Bath & Beyond Inc. #                                     $      5,025,380

 83,000 Gannett Co., Inc.                                                   6,900,620

123,000 Lowe's Companies, Inc.                                              5,992,560

 30,000 Omnicom Group Inc.                                                  2,160,600

 98,000 Target Corporation                                                  4,272,800
-------------------------------------------------------------------------------------
        Consumer Staples - 18.5%

145,000 Anheuser-Busch Companies, Inc.                                      7,525,500

115,000 Colgate-Palmolive Company                                           6,118,000

149,000 PepsiCo, Inc.                                                       7,450,000

136,000 Procter & Gamble Company                                            7,092,400

144,000 Sysco Corporation                                                   4,960,800

180,000 Wal-Mart Stores, Inc.                                               9,541,800

203,000 Walgreen Co.                                                        7,389,200
-------------------------------------------------------------------------------------
        Financials - 19.4%

120,000 AFLAC Incorporated                                                  4,756,800

184,000 American International Group, Inc.                                 12,999,600

254,000 Citigroup Inc.                                                     11,198,860

269,000 MBNA Corporation                                                    6,641,610

115,000 Marsh & McLennan Companies, Inc.                                    5,103,700

106,000 Morgan Stanley                                                      5,228,980

115,000 Wells Fargo & Company                                               6,602,150
-------------------------------------------------------------------------------------
        Healthcare - 19.1%

164,000 Amgen Inc. #                                                        9,328,320

137,000 Johnson & Johnson                                                   7,571,990

 50,000 Eli Lilly and Company                                               3,186,000

193,000 Medtronic, Inc.                                                     9,586,310

390,000 Pfizer Inc.                                                        12,464,400

 46,000 Stryker Corporation                                                 2,193,280

119,000 UnitedHealth Group Incorporated                                     7,485,100
-------------------------------------------------------------------------------------
        Industrials - 13.0%

160,000 First Data Corporation                                              7,137,600

430,000 General Electric Company                                           14,297,500

 42,000 3M Co.                                                              3,459,120

105,000 United Parcel Service, Inc., Class B                                7,555,800

 30,000 United Technologies Corporation                                     2,805,000
-------------------------------------------------------------------------------------
        Information Technology - 18.2%

332,000 Cisco Systems, Inc. #                                               6,925,520

225,000 Dell Inc. #                                                         7,980,750

272,000 Intel Corporation                                                   6,631,360

105,000 International Business Machines Corporation (IBM)                   9,142,350

398,000 Microsoft Corporation                                              11,327,080

----
14

                                                                                     Market
      Shares Description                                                              Value
-------------------------------------------------------------------------------------------
             Information Technology (continued)

     366,000 Oracle Corporation #                                         $      3,846,660

     170,000 Texas Instruments Incorporated                                      3,626,100
-------------------------------------------------------------------------------------------
             Total Common Stocks - (cost $280,358,444)                         263,511,600
             ----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS - 3.4%

    $  9,420 State Street Bank Repurchase Agreement, 1.250%, dated               9,420,285
              7/30/04, due 8/02/04, repurchase price
              $9,421,266, collateralized by $8,465,000 U.S. Treasury
              Bonds, 6.125%, due 8/15/29, value $9,614,081
-------------------------------------------------------------------------------------------
             Total Repurchase Agreements (cost $9,420,285)                       9,420,285
             ----------------------------------------------------------------------------
             Total Investments (cost $289,778,729) - 100.6%                    272,931,885
             ----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.6)%                             (1,745,709)
             ----------------------------------------------------------------------------
             Net Assets - 100%                                            $    271,186,176
             ----------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities
July 31, 2004

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $31,130,873 and $289,778,729, respectively) $ 37,934,123  $272,931,885
Cash                                                                                    820            11
Receivables:
  Dividends and interest                                                            278,037       206,567
  Reclaims                                                                           70,738            --
  Shares sold                                                                        14,650        54,061
Other assets                                                                             35        91,503
----------------------------------------------------------------------------------------------------------
    Total assets                                                                 38,298,403   273,284,027
----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                             360,793       737,532
  Shares redeemed                                                                    23,675       605,743
Accrued expenses:
  Management fees                                                                    32,264       185,839
  12b-1 distribution and service fees                                                10,703       185,925
  Other                                                                              75,007       382,812
----------------------------------------------------------------------------------------------------------
    Total liabilities                                                               502,442     2,097,851
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 37,795,961  $271,186,176
----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                     $  5,579,870  $ 53,804,136
Shares outstanding                                                                  268,055     2,769,057
Net asset value per share                                                      $      20.82  $      19.43
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                              $      22.09  $      20.62
----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     $  5,378,250  $114,954,154
Shares outstanding                                                                  267,204     6,213,258
Net asset value and offering price per share                                   $      20.13  $      18.50
----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                     $  6,133,135  $ 86,375,669
Shares outstanding                                                                  304,452     4,665,788
Net asset value and offering price per share                                   $      20.14  $      18.51
----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                     $ 20,704,706  $ 16,052,217
Shares outstanding                                                                  990,344       812,855
Net asset value and offering price per share                                   $      20.91  $      19.75
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $ 44,751,109  $380,709,068
Undistributed net investment income                                                 349,576            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                 (14,116,962)  (92,676,048)
Net unrealized appreciation (depreciation) of investments                         6,803,250   (16,846,844)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    8,988            --
----------------------------------------------------------------------------------------------------------
Net assets                                                                     $ 37,795,961  $271,186,176
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
16

Statement of Operations
Year Ended July 31, 2004

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $135,562 and $14,295, respectively)     $  942,695  $ 3,479,839
Interest                                                                              20,253       68,228
----------------------------------------------------------------------------------------------------------
Total investment income                                                              962,948    3,548,067
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                      344,155    2,595,447
12b-1 service fees - Class A                                                          11,759      156,124
12b-1 distribution and service fees - Class B                                         48,475    1,328,916
12b-1 distribution and service fees - Class C                                         49,489      981,383
Shareholders' servicing agent fees and expenses                                       29,552      841,369
Custodian's fees and expenses                                                         28,608       84,247
Trustees' fees and expenses                                                            1,016       11,577
Professional fees                                                                     19,302       15,486
Shareholders' reports - printing and mailing expenses                                 17,987      212,782
Federal and state registration fees                                                   45,476       30,920
Other expenses                                                                         3,531       18,402
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 599,350    6,276,653
  Custodian fee credit                                                                  (989)         (35)
  Expense reimbursement                                                                   --     (155,774)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                        598,361     6,120,844
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         364,587   (2,572,777)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investments                                                                      3,878,537   (4,015,943)
  Foreign currencies                                                                    (669)          --
Net change in unrealized appreciation (depreciation) of investments                3,852,472   21,291,257
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                     2,248           --
----------------------------------------------------------------------------------------------------------
Net gain                                                                           7,732,588   17,275,314
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        $8,097,175  $14,702,537
----------------------------------------------------------------------------------------------------------





                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets


                                                    NWQ International Value         Rittenhouse Growth
                                                   -------------------------    --------------------------
                                                     Year Ended     Year Ended     Year Ended     Year Ended
                                                        7/31/04        7/31/03        7/31/04        7/31/03
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                       $   364,587   $    266,741   $ (2,572,777)  $ (2,882,649)
Net realized gain (loss):
 Investments                                         3,878,537        612,170     (4,015,943)   (18,032,703)
 Foreign currencies                                       (669)        50,644             --             --
Net change in unrealized appreciation
 (depreciation) of investments                       3,852,472      1,553,817     21,291,257     34,463,331
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                        2,248          3,198             --             --
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           8,097,175      2,486,570     14,702,537     13,547,979
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                               (40,994)            --             --             --
 Class B                                               (14,578)            --             --             --
 Class C                                               (14,836)            --             --             --
 Class R                                              (198,532)            --             --             --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                         (268,940)            --             --             --
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from shares issued in the reorganization
 of European Value                                          --      6,358,876             --             --
Proceeds from shares issued in the reorganization
 of Innovation                                              --             --             --     21,232,852
Proceeds from sale of shares                         8,798,677     14,327,738     21,115,748     27,572,422
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                       92,264             --             --             --
-------------------------------------------------------------------------------------------------------------
                                                     8,890,941     20,686,614     21,115,748     48,805,274
Cost of shares redeemed                             (4,705,416)   (17,043,424)   (83,628,277)   (88,820,307)
Redemption fees                                          9,050         12,449             --             --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                  4,194,575      3,655,639    (62,512,529)   (40,015,033)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets               12,022,810      6,142,209    (47,809,993)   (26,467,054)
Net assets at the beginning of period                25,773,151     19,630,942    318,996,168    345,463,222
-------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $37,795,961   $ 25,773,151   $271,186,176   $318,996,168
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of
 period                                            $   349,576   $    253,929   $         --   $         --
-------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 13, 2003, NWQ International Value acquired all of the net assets of Nuveen European Value Fund ("European Value") pursuant to a plan of reorganization previously approved by the shareholders of European Value. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of NWQ International Value for the outstanding Class A, B, C and R Shares of European Value, respectively. European Value's net assets of $6,358,876 at that date included $741,833 of net unrealized appreciation which was combined with that of NWQ International Value. The combined net assets of NWQ International Value immediately after the acquisition were $25,666,987.

After the close of business on July 28, 2003, Rittenhouse Growth acquired all of the net assets of Nuveen Innovation Fund ("Innovation") pursuant to a plan of reorganization previously approved by the shareholders of Innovation. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of Rittenhouse Growth for the outstanding Class A, B, C and R Shares of Innovation, respectively. Innovation's net assets of $21,232,852 at that date included $1,587,425 of net unrealized appreciation which was combined with that of Rittenhouse Growth. The combined net assets of Rittenhouse Growth immediately after the acquisition were $322,478,740.

Effective October 7, 2002, the Nuveen International Growth Fund changed its name to the Nuveen NWQ International Value Fund as a result of the Board of Trustees and Shareholders' approval of NWQ Investment Management Company, LLC ("NWQ") as the Fund's new sub-adviser. Nuveen Investments, Inc. owns a controlling interest in NWQ, while key management of NWQ owns a non-controlling minority interest. NWQ International Value primarily invests in U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


----
19

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

NWQ International Value imposes a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal year ended July 31, 2004, $9,050 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended July 31, 2004.


----
20

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                 NWQ International Value
                                                     -----------------------------------------------
                                                           Year Ended              Year Ended
                                                            7/31/04                  7/31/03
                                                     ---------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares issued in the reorganization of European Value:
  Class A                                                  --  $        --      70,059  $  1,098,633
  Class B                                                  --           --      89,684     1,367,606
  Class C                                                  --           --      17,844       272,074
  Class R                                                  --           --     229,382     3,620,563
Shares sold:
  Class A                                             122,676    2,409,109     754,221    10,381,734
  Class B                                              51,471      972,566      11,938       178,853
  Class C                                             151,074    2,888,459     193,093     2,598,482
  Class R                                             130,486    2,528,543      79,946     1,168,669
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               1,204       23,614          --            --
  Class B                                                 395        7,536          --            --
  Class C                                                 238        4,548          --            --
  Class R                                               2,874       56,566          --            --
-----------------------------------------------------------------------------------------------------
                                                      460,418    8,890,941   1,446,167    20,686,614
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (99,345)  (1,877,747)   (868,191)  (12,015,984)
  Class B                                             (30,537)    (582,439)    (44,777)     (605,934)
  Class C                                            (104,436)  (1,930,169)   (294,495)   (3,977,502)
  Class R                                             (15,777)    (315,061)    (32,428)     (444,004)
Redemption fees:
  Class A                                                  --        7,626          --         9,798
  Class B                                                  --          246          --           237
  Class C                                                  --          260          --         2,414
  Class R                                                  --          918          --            --
-----------------------------------------------------------------------------------------------------
                                                     (250,095)  (4,696,366) (1,239,891)  (17,030,975)
-----------------------------------------------------------------------------------------------------
Net increase                                          210,323  $ 4,194,575     206,276  $  3,655,639
-----------------------------------------------------------------------------------------------------



----
21

                                                                   Rittenhouse Growth
                                                   --------------------------------------------------
                                                          Year Ended                Year Ended
                                                            7/31/04                   7/31/03
                                                   ------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Innovation:
  Class A                                                  --  $         --     243,971  $  4,561,299
  Class B                                                  --            --     423,587     7,598,131
  Class C                                                  --            --     401,311     7,202,969
  Class R                                                  --            --      98,669     1,870,453
Shares sold:
  Class A                                             331,301     6,500,213     676,352    11,821,572
  Class B                                             188,467     3,532,522     287,356     4,807,333
  Class C                                             328,634     6,225,739     459,842     8,654,195
  Class R                                             238,518     4,857,274     130,746     2,289,322
------------------------------------------------------------------------------------------------------
                                                    1,086,920    21,115,748   2,721,834    48,805,274
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (1,051,952)  (20,738,821) (1,145,052)  (19,635,446)
  Class B                                          (1,691,798)  (31,990,370) (1,633,949)  (27,039,679)
  Class C                                          (1,469,756)  (27,718,410) (1,243,981)  (21,475,628)
  Class R                                            (159,183)   (3,180,676) (1,191,191)  (20,669,554)
------------------------------------------------------------------------------------------------------
                                                   (4,372,689)  (83,628,277) (5,214,173)  (88,820,307)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (3,285,769) $(62,512,529) (2,492,339) $(40,015,033)
------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investment securities for the fiscal year ended July 31, 2004, were as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
      -------------------------------------------------------------------
      Purchases                                  $14,347,479 $ 56,679,819
      Sales and maturities                        12,577,197  118,594,473
      -------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At July 31, 2004, the cost of investments were as follows:

                                               NWQ
                                     International  Rittenhouse
                                             Value       Growth
                 ----------------------------------------------
                 Cost of investments   $31,220,810 $289,819,672
                 ----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2004, were as follows:

                                                                    NWQ
                                                          International    Rittenhouse
                                                                  Value         Growth
--------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                               $6,917,464  $ 14,426,323
  Depreciation                                                 (204,151)  (31,314,110)
--------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $6,713,313  $(16,887,787)
--------------------------------------------------------------------------------------


----
22

The tax components of undistributed net investment income and net realized gains at July 31, 2004, were as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Undistributed net ordinary income*            $349,516       $  --
       Undistributed net long-term capital
       gains                                               --          --
       ------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended July 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                         NWQ
                                               International
2004                                                   Value
------------------------------------------------------------
Distributions from net ordinary income*             $269,000
Distributions from net long-term capital gains            --
------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

NWQ International Value made no distributions from net ordinary income or net long-term capital gains during the fiscal year ended July 31, 2003.

Rittenhouse Growth made no distributions from net ordinary income or net long-term capital gains during the fiscal years ended July 31, 2003 and July 31, 2004.

At July 31, 2004, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2008                                      $        -- $   952,628
        2009                                               --          --
        2010                                       12,154,550  15,924,419
        2011                                          174,656  57,624,742
        2012                                               --  10,576,244
       ------------------------------------------------------------------
       Total                                      $12,329,206 $85,078,033
       ------------------------------------------------------------------

As of July 31, 2004, NWQ International Value and Rittenhouse Growth, as the successors of the reorganizations with European Value and Innovation, respectively, had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any.

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2008                                       $       --  $3,779,448
        2009                                          906,727     944,862
        2010                                          791,093     944,862
       ------------------------------------------------------------------
                                                   $1,697,820  $5,669,172
       ------------------------------------------------------------------

RIttenhouse Growth elected to defer $1,887,901 of net realized losses from investments and currency transactions incurred from November 1, 2003 through July 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year.


----
23

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund paid an annual management fee through July 31, 2004, payable monthly, at the rates set forth below which were based upon the average daily net assets of each Fund as follows:

                                                         NWQ
                                               International  Rittenhouse
      Average Daily Net Assets                         Value       Growth
      --------------------------------------------------------------------
      For the first $125 million                      1.0500%       .8500%
      For the next $125 million                       1.0375        .8375
      For the next $250 million                       1.0250        .8250
      For the next $500 million                       1.0125        .8125
      For the next $1 billion                         1.0000        .8000
      For net assets over $2 billion                   .9750        .7750
      --------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen Investments, Inc. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

As approved by the Board of Trustees, a complex-wide management fee structure has been adopted by all funds sponsored by the Adviser and its affiliates effective August 1, 2004. This structure separates each fund's management fee into two components--a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets managed within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.

The complex-level fee schedule for all funds in the Nuveen fund complex is as follows:

                                                     Complex-level
            Complex-level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (which includes assets attributable to leverage used in the Nuveen fund complex) of all funds sponsored by the Adviser or by its affiliates.
(2)With respect to the complex-wide Managed Assets over $91 billion, the funds (via their Board of Directors/Trustees) and the Adviser intend that the parties will meet, prior to the time when complex-wide Managed Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that complex-wide Managed Assets reach $91 billion prior to the parties reaching an agreement as to the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as the parties agree to a different rate or rates.

For each of the Funds, the fund-level fee, which is additive to the complex-level fee, is based upon the average daily net assets of each Fund as follows:

                                                    NWQ
                                          International  Rittenhouse
           Average Daily Net Assets               Value       Growth
           ----------------------------------------------------------
           For the first $125 million             .8500%       .6500%
           For the next $125 million              .8375        .6375
           For the next $250 million              .8250        .6250
           For the next $500 million              .8125        .6125
           For the next $1 billion                .8000        .6000
           For net assets over $2 billion         .7750        .5750
           ----------------------------------------------------------


----
24

As part of the reorganization of European Value, the Adviser agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective August 1, 2003, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. As part of the reorganization of Innovation, the Adviser agreed to waive an additional .05% of Rittenhouse Growth's management fees or reimburse certain operating expenses through July 31, 2004.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended July 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                         NWQ
                                               International Rittenhouse
                                                       Value      Growth
        ----------------------------------------------------------------
        Sales charges collected (unaudited)          $13,316     $55,376
        Paid to authorized dealers (unaudited)        11,719      48,250
        ----------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           Commission advances (unaudited)       $27,876    $108,928
           ---------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                                   Value      Growth
           ---------------------------------------------------------
           12b-1 fees retained (unaudited)       $53,720  $1,102,923
           ---------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2004, as follows:

                                                  NWQ
                                        International Rittenhouse
                                                Value      Growth
              ---------------------------------------------------
              CDSC retained (unaudited)       $14,694    $473,074
              ---------------------------------------------------

At July 31, 2004, Nuveen Investments, Inc. owned 1,289 shares of Class A, 1,318 shares of Class B, 1,318 shares of Class C, and 149,933 shares of Class R of NWQ International Value. At July 31, 2004, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R.



----
25

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE




                                                     Net
                                         Net   Realized/
                         Beginning   Invest-  Unrealized              Net                            Ending
                               Net      ment     Invest-          Invest-                               Net
Year Ended                   Asset    Income   ment Gain             ment  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  Income    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004                       $16.01     $ .24      $ 4.72  $ 4.96    $(.18)     $-- $(.18)       $.03 $20.82     31.21%
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
 2000(e)                     20.00      (.15)       3.08    2.93       --       --    --          --  22.93     14.65
Class B (12/99)
 2004                        15.53       .08        4.58    4.66     (.06)      --  (.06)         --  20.13     30.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.25)       3.07    2.82       --       --    --          --  22.82     14.10
Class C (12/99)
 2004                        15.55       .08        4.57    4.65     (.06)      --  (.06)         --  20.14     29.96
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.24)       3.06    2.82       --       --    --          --  22.82     14.10
Class R (12/99)
 2004                        16.10       .28        4.75    5.03     (.22)      --  (.22)         --  20.91     31.31
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
 2000(e)                     20.00      (.12)       3.08    2.96       --       --    --          --  22.96     14.80
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                         -----------------------------------------------------------------------------
                                   Before Credit/           After           After Credit/
                                    Reimbursement     Reimbursement(c)    Reimbursement(d)
NWQ INTERNATIONAL VALUE          -----------------   -----------------   -----------------
                                             Ratio               Ratio               Ratio
                                            of Net              of Net              of Net
                                           Invest-             Invest-             Invest-
                                              ment                ment                ment
                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                          Ending       to       to         to       to         to       to
                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004                    $ 5,580     1.74%    1.24%      1.74%    1.24%      1.74%    1.25%         41%
 2003                      3,898     2.45      .74       1.75     1.43       1.73     1.46         172**
 2002                      4,011     1.83     (.84)      1.83     (.84)      1.76     (.77)        183
 2001                      7,551     2.12     (.99)      2.12     (.98)      2.05     (.92)        224
 2000(e)                  10,676     2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2004                      5,378     2.50      .42       2.50      .42       2.49      .43          41
 2003                      3,819     3.16      .13       2.50      .80       2.46      .83         172**
 2002                      2,586     2.60    (1.59)      2.60    (1.59)      2.53    (1.52)        183
 2001                      4,741     2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(e)                   6,435     3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2004                      6,133     2.50      .44       2.50      .44       2.49      .44          41
 2003                      4,004     3.19     (.05)      2.50      .63       2.48      .66         172**
 2002                      4,667     2.58    (1.53)      2.58    (1.53)      2.51    (1.46)        183
 2001                      7,048     2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(e)                   6,925     3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2004                     20,705     1.49     1.44       1.49     1.44       1.49     1.44          41
 2003                     14,051     2.17     1.22       1.50     1.90       1.46     1.93         172**
 2002                      8,367     1.56     (.48)      1.56     (.48)      1.49     (.41)        183
 2001                     10,325     1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(e)                  14,265     2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
--------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of European Value of
   $4,173,965 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period December 20, 1999 (commencement of operations) through July 31, 2000.




                                See accompanying notes to financial statements.

----
26

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                              -----------------------------  ----------------------


RITTENHOUSE GROWTH



                                                                Net
                                                          Realized/
                                                    Net  Unrealized
                                    Beginning   Invest-     Invest-              Net                 Ending
                                          Net      ment        ment          Invest-                    Net
                                        Asset    Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains   Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004                                  $18.53     $(.06)     $  .96  $  .90      $--   $  --  $  --  $19.43      4.86%
 2003                                   17.48      (.07)       1.12    1.05       --      --     --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10      (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
Class B (12/97)
 2004                                   17.78      (.19)        .91     .72       --      --     --   18.50      4.05
 2003                                   16.89      (.19)       1.08     .89       --      --     --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82      (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
Class C (12/97)
 2004                                   17.79      (.19)        .91     .72       --      --     --   18.51      4.05
 2003                                   16.90      (.19)       1.08     .89       --      --     --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84      (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
Class R (12/97)
 2004                                   18.79        --         .96     .96       --      --     --   19.75      5.11
 2003                                   17.68      (.02)       1.13    1.11       --      --     --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22      (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(c)    Reimbursement(d)
RITTENHOUSE GROWTH                           -----------------   -----------------   -----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
Year Ended July 31,                    (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004                               $ 53,804     1.48%    (.33)%     1.43%    (.28)%     1.43%    (.28)%        19%
 2003                                 64,680     1.57     (.41)      1.57     (.41)      1.57     (.41)         27*
 2002                                 64,914     1.45     (.58)      1.45     (.58)      1.45     (.58)         27
 2001                                106,264     1.35     (.50)      1.35     (.50)      1.35     (.50)         35
 2000                                121,610     1.37     (.47)      1.35     (.45)      1.35     (.45)         28
Class B (12/97)
 2004                                114,954     2.23    (1.09)      2.18    (1.04)      2.18    (1.04)         19
 2003                                137,213     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27*
 2002                                145,947     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                239,203     2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000                                287,993     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
Class C (12/97)
 2004                                 86,376     2.23    (1.09)      2.18    (1.04)      2.18    (1.04)         19
 2003                                103,318     2.32    (1.16)      2.32    (1.16)      2.32    (1.16)         27*
 2002                                104,626     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                167,272     2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000                                190,520     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
Class R (12/97)
 2004                                 16,052     1.23     (.07)      1.17     (.02)      1.17     (.02)         19
 2003                                 13,785     1.31     (.14)      1.31     (.14)      1.31     (.14)         27*
 2002                                 29,977     1.20     (.34)      1.20     (.34)      1.20     (.34)         27
 2001                                 40,995     1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000                                 49,256     1.12     (.21)      1.10     (.19)      1.10     (.19)         28
-------------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Innovation of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ International Value Fund and Nuveen Rittenhouse Growth Fund (constituting the Nuveen Investment Trust II, hereafter referred to as the "Funds") at July 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended, and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended July 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated September 18, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 20, 2004


----
28

                                     Notes

--------------------------------------------------------------------------------
29

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       145
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         145
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          145
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       145
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        145
9/24/44                                                   Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                       Miller-Valentine Realty, a construction
Chicago, IL 60606                                         company; Chair, Miami Valley Hospital;
                                                          Chair, Dayton Development Coalition;
                                                          formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal
                                                          Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            145
12/29/47                                                  Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                       thereto, Executive Director, Great Lakes
Chicago, IL 60606                                         Protection Fund (from 1990 to 1994).

----
30

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          145
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             145
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          145
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          145
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           145
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           145
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              145
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
31

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              145
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           145
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            145
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           145
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Registered     Nuveen Investor Services
Sub-Advisers                        Public Accounting Firm     P.O. Box 8530
NWQ Investment Management           PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                        Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067               Custodian
Rittenhouse Asset Management, Inc.  State Street Bank & Trust
Five Radnor Corporate Center        Boston, MA
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's quarterly portfolio of investments and information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRW-0704D

                           PART C--OTHER INFORMATION


Item 22: Exhibits:



(a)(1).  Declaration of Trust of Registrant.(1)
(a)(2).  Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
(a)(3).  Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
(a)(4).  Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
(a)(5).  Amended Establishment and Designation of Series dated September 11, 2000.(9)
(a)(6).  Amended Designation of Series dated October 7, 2002.(13)
(b).     By-Laws of Registrant.(1)
(c).     Specimen certificate of Shares of the Registrant.(2)
(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(2)
(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Rittenhouse.(2)
(d)(3).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(7)
(d)(4).  Investment Sub-Advisory Agreements between Nuveen Institutional Advisory Corp. and
         Columbus Circle Investors, LLC.(7)
(d)(5).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ
         Investment Management Company, LLC.(13)
(d)(6).  Renewal of Investment Management Agreement between Registrant and Nuveen Institutional
         Advisory Corp.(13)
(d)(7).  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Rittenhouse Asset Management, Inc.(13)
(d)(8).  Notice of Continuation of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company, LLC.(13)
(d)(9).  Amendment and Renewal of Management Agreement between Registrants and Nuveen
         Institutional Advisory Corp.(14)
(d)(10). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and Rittenhouse Asset Management, Inc.(14)
(d)(11). Notice of Continuation of Investment Sub-Advisory Agreement between Nuveen Institutional
         Advisory Corp. and NWQ Investment Management Company, LLC.(14)
(e)(1).  Distribution Agreement between Registrant and Nuveen Investments.(4)
(e)(2).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(11)
(e)(3).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(13)
(e)(4).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.(14)
(f).     Not applicable.
(g)(1).  Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)
(g)(2).  Global Custody Agreement between Registrant and The Chase Manhattan Bank.(7)
(h).     Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(3)
(i)(1).  Opinion and Consent of Bell, Boyd & Lloyd, dated November 12, 1997.(2)
(i)(2).  Opinion and Consent of Bingham, Dana & Gould, dated November 13, 1997.(2)
(i)(3).  Opinion and Consent of Chapman and Cutler dated November 24, 1999.(6)
(i)(4).  Opinion and Consent of Chapman and Cutler dated December 17, 1999.(7)
(i)(5).  Opinion and Consent of Bingham, Dana and Gould dated December 17, 1999.(7)
(i)(6).  Opinion and Consent of Chapman and Cutler dated January 11, 2000.(7)
(i)(7).  Opinion and Consent of Chapman and Cutler dated September 26, 2000.(9)
(i)(8).  Opinion and Consent of Bingham Dana LLP dated September 26, 2000.(10)
(i)(9).  Opinion and Consent of Chapman and Cutler dated November 28, 2001.(11)
(i)(10). Opinion and Consent of Chapman and Cutler dated October 4, 2002.(12)
(i)(11). Opinion and Consent of Bingham McCutchen LLP dated October 4, 2002.(12)
(i)(12). Opinion and Consent of Chapman and Cutler LLP dated November 28, 2003.(13)
(i)(13). Opinion and Consent of Chapman and Cutler LLP dated November 29, 2004.(14)
(j).     Consent of Independent Registered Public Accounting Firm.(14)
(k).     Not applicable.
(l).     Subscription Agreement with Nuveen Institutional Advisory Corp.(2)
(m).     Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
         and Class C Shares for the Registrant dated July 24, 1997 (as amended May 17, 1998).(3)

(n).    Multi-Class Plan.(2)
(p)(1). Codes of Ethics of the Registrant, Principal Underwriter and Investment Adviser.(14)
(p)(2). Code of Ethics of Rittenhouse Asset Management, Inc.(14)
(p)(3). Code of Ethics of NWQ Investment Management Company, LLC.(12)
(z)(1). Original Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms.
        Wellington, Trustees, authorizing, among others, Alan G. Berkshire, Nicholas Dalmaso, Jessica
        R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
        Statement.(8)
(z)(2). Original Power of Attorney of Mr. Bennett, authorizing among others, Nicholas Dalmaso, Jessica
        R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
        Statement.(11)
(z)(3). Original Powers of Attorney of Mr. Bremner, Mr. Brown, Ms. Impellizzeri, Mr. Sawers,
        Mr. Schneider and Ms. Stockdale, authorizing among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(13)
(z)(4). Original Power of Attorney of Mr. Hunter authorizing among others, Jessica R. Droeger, Larry
        W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(14)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 8 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(12) Incorporated by reference to the post-effective amendment no. 11 filed on Form N-1A for Registrant.

(13) Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.


(14) Filed herewith.



Item 23: Persons Controlled by or under Common Control with Fund.

Not applicable.


Item 24: Indemnification

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the

Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25: Business and Other Connections of Investment Adviser

(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:


                                                       Other Business, Profession, Vocation or
Name and Position with NIAC                               Employment During Past Two Years
---------------------------                            ---------------------------------------
John P. Amboian, President and Director............ President and Director of Nuveen
                                                    Investments, Inc., Nuveen Investments, LLC,
                                                    Nuveen Advisory Corp., Nuveen Asset
                                                    Management Inc., Rittenhouse Asset
                                                    Management, Inc., Nuveen Investments
                                                    Advisors Inc. and Nuveen Investments
                                                    Holdings, Inc.

Alan Berkshire, Senior Vice President and Secretary Senior Vice President, General Counsel and
                                                    Secretary of Nuveen Investments, Inc.; Senior
                                                    Vice President, Secretary and Chief Compliance
                                                    Officer of Nuveen Investments, LLC; Senior
                                                    Vice President and Secretary of Nuveen Asset
                                                    Management, Inc., Nuveen Advisory Corp.,
                                                    Rittenhouse Asset Management, Inc., Nuveen
                                                    Investments Advisors Inc. and Nuveen
                                                    Investments Holdings, Inc.; Secretary of
                                                    Symphony Asset Management, LLC; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC.

                                                      Other Business, Profession, Vocation or
Name and Position with NIAC                              Employment During Past Two Years
---------------------------                           ---------------------------------------
Mary E. Keefe, Managing Director and Chief         Managing Director and Director of Compliance
  Compliance Officer.............................. (since June 2004) of Nuveen Investments, Inc.
                                                   and Nuveen Investments, LLC; Managing
                                                   Director and Chief Compliance Officer (since
                                                   June 2004) of Nuveen Investments Advisers
                                                   Inc., Nuveen Asset Management Inc., Nuveen
                                                   Advisory Corp., Nuveen Investments
                                                   Institutional Services Group LLC and
                                                   Rittenhouse Asset Management, Inc.; Head of
                                                   Global Compliance (January 2004-May 2004)
                                                   Citadel Investment Group; Director, Midwest
                                                   Regional Office (1994-2003) United States
                                                   Securities and Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance Senior Vice President, Finance of Nuveen
                                                   Investments, Inc., Nuveen Investments, LLC,
                                                   Nuveen Asset Management, Inc., Nuveen
                                                   Advisory Corp., Rittenhouse Asset Management,
                                                   Inc., Nuveen Investments Advisors Inc. and
                                                   Nuveen Investments Holdings, Inc.


(b) Rittenhouse acts as sub-investment adviser to the Registrant for the Nuveen Rittenhouse Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Five Radnor Corporate Center, Suite 300, Radnor, PA 19087, except Mr. Schwertfeger's and Mr. Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:


                        Positions and Offices        Other Business, Profession, Vocation or
Name                      with Rittenhouse              Employment During Past Two Years
----                    --------------------- -----------------------------------------------------
Timothy R. Schwertfeger Chairman and          Chairman (since 1996) and Director, of Nuveen
                        Director              Investments, Inc. and of Nuveen Investments, LLC;
                                              Director and Chairman (since 1996), of Nuveen
                                              Institutional Advisory Corp and Nuveen Advisory
                                              Corp.; Chairman and Director (since 1997) of Nuveen
                                              Asset Management, Inc.; Director (since 1996) of
                                              Institutional Capital Corporation;

John P. Amboian         President and         President, of Nuveen Investments, Inc., Nuveen
                        Director              Investments LLC, Nuveen Advisory Corp. and Nuveen
                                              Institutional Advisory Corp., Nuveen Asset
                                              Management, Inc.

William L. Conrad       Managing Director     None

James J. Jolinger       Director of Research  Portfolio Manager and Executive Director (1997-2003),
                                              Morgan Stanley Investment Management, Inc.

Michael H. Lewers       Managing Director     None

Daniel C. Roarty        Managing Director     None


                    Positions and Offices Other Business, Profession, Vocation or
Name                  with Rittenhouse       Employment During Past Two Years
----                --------------------- ---------------------------------------
John P. Waterman     Chief Investment                      None
                     Officer

Margaret S. Woolley  Vice President,                       None
                     Director of Trading


(c) NWQ Investment Management Company, LLC acts as sub-investment adviser to the Registrant for the Nuveen NWQ International Value Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.


                  Positions and Offices        Other Business, Profession, Vocation or
Name                    with NWQ                  Employment During Past Two Years
----              --------------------- -----------------------------------------------------
Michael C. Mendez   Chief Executive     President and Director (since 1999), of NWQ
                    Officer             Investment Management Company, Inc.

Jon D. Bosse        Chief Investment    Managing Director, Portfolio Manager (since 1996), of
                    Officer and         NWQ Investment Management Company, Inc.; CFA.
                    Managing Director

Edward C. Friedel   Senior Managing     Managing Director (since 1992) of NWQ Investment
                    Director            Management Company, Inc.; CFA.



Item 26: Principal Underwriters


(a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust III, and the Registrant. Nuveen is also serving as the principal or co-managing underwriter to the Nuveen Equity Premium Income Fund, a closed-end management type investment company.


(b)

  Name and
  Principal Business      Positions and Offices       Positions and
  Address                 with Underwriter            Offices with Registrant
  ----------------------  --------------------------  --------------------------

  Timothy R.              Chairman of the Board,      Chairman and Trustee
    Schwertfeger          Chief Executive Officer,
  333 West Wacker Drive   and Director
  Chicago, IL 60606

  John P. Amboian         President and Director      None
  333 West Wacker Drive
  Chicago, IL 60606

  William Adams IV        Executive Vice President    None
  333 West Wacker Drive
  Chicago, IL 60606

  Alan G. Berkshire       Senior Vice President,      None
  333 West Wacker Drive   Secretary, General
  Chicago, IL 60606         Counsel and
                          Chief Compliance Officer

  Robert K. Burke         Vice President              None
  333 West Wacker Drive
  Chicago, IL 60606

  Name and
  Principal Business      Positions and Offices       Positions and
  Address                 with Underwriter            Offices with Registrant
  ----------------------  --------------------------  --------------------------
  Ronald J. Buttarazzi    Vice President              None
  333 West Wacker Drive
  Chicago, IL 60606

  Peter H. D'Arrigo       Vice President and          Vice President and
  333 West Wacker Drive     Treasurer                   Treasurer
  Chicago, IL 60606

  Jessica R. Droeger      Vice President, Assistant   Vice President and
  333 West Wacker Drive   General Counsel and           Secretary
  Chicago, IL 60606         Assistant
                          Secretary

  Mary E. Keefe           Managing Director and       None
  333 West Wacker Drive   Director of Compliance
  Chicago, IL 60606

  Larry W. Martin         Vice President              Vice President
  333 West Wacker Drive   and Assistant               and Assistant
  Chicago, IL 60606       Secretary                   Secretary

  Paul C. Williams        Managing Director           None
  333 West Wacker Drive
  Chicago, IL 60606

  Margaret E. Wilson      Senior Vice President,      None
  333 West Wacker Drive     Finance
  Chicago, IL 60606

  Gifford R. Zimmerman    Managing Director,          Chief Administrative
  333 West Wacker Drive   Associate                   Officer
  Chicago, IL 60606       General Counsel and
                          Assistant
                          Secretary


(c) Not applicable.


Item 27: Location of Accounts and Records

Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.


State Street Bank and Trust Company, P. O. Box 5043, Boston, Massachusetts 02206-5043, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Boston Financial Data Services.



Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.



Item 28: Management Services

Not applicable.


Item 29: Undertakings

Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 29th day of November, 2004.


                                        NUVEEN INVESTMENT TRUST II

                                             /S/  JESSICA R. DROEGER
                                        ________________________________________
                                                  Jessica R. Droeger
                                                    Vice President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                     Title                         Date
          ---------                     -----                         ----

     /S/  STEPHEN D. FOY       Vice President and               November 29, 2004
------------------------         Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)

  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative             November 29, 2004
------------------------         Officer (Principal
    Gifford R. Zimmerman         Executive Officer)
   Timothy R. Schwertfeger     Chairman and Trustee    )       /S/  JESSICA R. DROEGER
                                                       )   By_________________________
                                                       )          Jessica R. Droeger
                                                       )           Attorney-in-Fact
                                                       )
                                                       )
                                                       )
      Robert P. Bremner        Trustee                 )
                                                       )
      Lawrence W. Brown        Trustee                 )
                                                       )
        Jack B. Evans          Trustee                 )
                                                       )
      William C. Hunter        Trustee                 )
                                                       )
    William J. Schneider       Trustee                 )
                                                       )
     Judith M. Stockdale       Trustee                 )        November 29, 2004


An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been or are being filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Exhibit
Number                                                Exhibit
------    ------------------------------------------------------------------------------------------------

  (d)(9)  Amendment and Renewal of Management Agreement between Registrants and Nuveen Institutional
          Advisory Corp.

  (d)(10) Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and Rittenhouse Asset Management, Inc.

  (d)(11) Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and NWQ Investment Management Company, LLC.

  (e)(4)  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC.

  (i)(13) Opinion and Consent of Chapman and Cutler LLP dated November 29, 2004.

  (j)     Consent of Independent Registered Public Accounting Firm.

  (p)(1)  Codes of Ethics of the Registrant, Principal Underwriter and Investment Adviser.

  (p)(2)  Code of Ethics of Rittenhouse Asset Management, Inc.

  (z)(4)  Original Power of Attorney of Mr. Hunter authorizing among others, Jessica R. Droeger, Larry
          W. Martin and Gifford R. Zimmerman to execute the Registration Statement.